UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00066

American Balanced Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Hong T. Le

American Balanced Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Balanced Fund® Annual report for the year ended December 31, 2021

Invest in a balanced
fund that has stood
the test of time

American Balanced Fund seeks conservation of capital, current income and long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of January 31, 2022, was 1.39% for Class F-2 shares and 1.12% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 1.40% for Class F-2 shares and 1.13% for Class A shares. Both Class A share values reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

41	Financial statements

70	Board of trustees and other officers

Fellow investors:

As much of the world started to emerge from pandemic-era lockdowns, global stocks soared in 2021. Pent-up consumer demand and unprecedented levels of government stimulus helped push corporate earnings to record highs. But while U.S. equity investors largely shook off concerns about supply chain disruptions and new variants of the COVID-19 virus, bond markets were less upbeat as inflationary pressures led the Federal Reserve to signal an end to its bond buying program and likely interest rate hikes in 2022.

In the U.S. equity market, energy had the best sector return, as strong economic growth and tight commodity supplies helped to buoy oil prices. In fact, energy stocks rebounded from a 34% plunge in 2020 to grow by 55% in 2021. Financials also performed well as investors gained confidence in the U.S. economic recovery and bank stocks rose on the prospect of higher interest rates. The S&P 500 index grew by 28.7% overall, its third consecutive year of double-digit gains.

Fixed income markets experienced more mixed results. The Fed’s move to begin withdrawing stimulus relief in an effort to curb inflation pushed yields on the 10-year Treasury up 59 basis points to 1.51% by year’s end. High-yield and inflation-protected bonds rallied, but the Bloomberg U.S. Aggregate Index (a broad measure of the U.S. fixed income market) declined 1.54%.

Fund results

Against this backdrop, American Balanced Fund (AMBAL) had a solid year for shareholders, gaining 16.01% for the 12-month period ended December 31, 2021.

Results at a glance

For periods ended December 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 7/26/75)[1]

AMBAL (Class F-2 shares)[2]	16.01%	11.66%	11.35%	10.96%
AMBAL (Class A shares)	15.77	11.44	11.13	10.73
60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index[3,4,5]	15.86	12.62	11.14	10.29
Standard & Poor’s 500 Composite Index[4]	28.71	18.47	16.55	12.07
Bloomberg U.S. Aggregate Index[5]	–1.54	3.57	2.90	7.17

The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

[1]	Date Capital Research and Management Company began managing the fund.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	Blends the S&P 500 Composite Index with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[4]	Source: S&P Dow Jones Indices LLC.
[5]	Source: Bloomberg Index Services Ltd. For the period July 31, 1975, to December 31, 1975, Bloomberg Government/Credit Bond Index was used.

American Balanced Fund	1

By way of comparison, the 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index, the fund’s primary benchmark, returned 15.86%.

For a fund like AMBAL, which aims to minimize volatility and promote conservation of capital, current income and long-term growth of capital and income, these results are particularly noteworthy in a year in which growth-oriented stocks broadly outperformed the more stable, defensive stocks that typically help the fund meet its objectives.

As always, AMBAL’s portfolio managers and analysts stuck to those objectives, first established when the fund started in 1932 (Capital Research and Management Company, the fund’s investment adviser, began managing the fund in 1975). Balancing the fund’s objectives has resulted in periods where AMBAL has either beaten or lagged its benchmark. Importantly, we feel confident that AMBAL is successfully helping shareholders pursue their long-term financial goals — which we believe to be the true measure of any fund. AMBAL’s 10-year and lifetime average annual results of 11.35% and 10.96%, respectively, have both outpaced the fund’s primary benchmark.

In 2021, while the equity portion of the portfolio benefited from the tailwinds of accommodative monetary and fiscal policy, good stock selection was key to the fund’s success. As for the fixed income portion, it may be more difficult to see the importance of holding bonds in a year in which equities had strong returns. But AMBAL was designed to be able to serve as the complete portfolio of a prudent investor. The fund’s fixed income portfolio serves an important role in this design, supporting the fund when stocks do poorly without detracting from overall results when stocks do well. Our fixed income portfolio had an exceptional year in this regard, beating its benchmark by a wide margin, led by an overweight allocation to inflation linked securities.

The equity portfolio

AMBAL invests primarily in blue chip equities with an emphasis on U.S. markets.

Our portfolio managers build the fund’s equity portfolio from the bottom up. We do not start with a benchmark or index and work backward. We construct our portfolio by answering one driving question: “What’s the best portfolio of companies in which we can invest at this moment?”

In 2021, the fund benefited from extensive holdings across the health care and information technology sectors. In technology, we tend to focus upon established and high-quality companies that typically offer both growth and dividend income. Broadcom, a semiconductor company and leader in wireless radio frequency solutions and high-speed opto-electronics, was one of the top contributors to the fund. Broadcom saw robust demand for its cloud, 5G broadband and wireless products, as companies increasingly adopted a hybrid model of working.

In health care, AMBAL’s portfolio benefited from its investment in Pfizer, one of the world’s largest biopharmaceutical companies. Strong clinical trial results for Pfizer’s antiviral COVID-19 drug Paxlovid, helped boost the share price. The emergence of the omicron variant also helped the company, as investors believed it would raise demand for Pfizer’s mRNA COVID-19 vaccine as well as for Paxlovid.

In contrast, some of our investments in the communications sector weighed on results. Both Comcast and Charter Communications, leading cable companies, fell on concerns around slowing growth in broadband subscriptions. We believe the business model for cable companies is still intact. While competition from traditional telecommunications companies may rise, cable companies maintain an advantageous cost position, an established network requiring minimal additional investment, and may experience new market opportunities from year to year. This may provide continued growth with increasingly attractive returns.

Vale, a Brazilian mining company, also detracted from fund returns amid a collapse in the price of iron ore. However, Vale paid out 19% of its price in dividends last year, and we feel the inflationary pressures in today’s strong global economy will lead to a recovery in the price of iron ore. Vale is one of the lowest-cost iron producers in the world. Further, Vale is an environmentally-friendly miner as the iron ore pellets it produces require a fraction of the energy needed to become steel as compared to ore mined in other regions.

The fixed income portfolio

AMBAL’s fixed income portfolio invests in investment-grade securities and delivered strong results relative to the Bloomberg U.S. Aggregate Index in 2021. However,

2	American Balanced Fund

the contributions were very different quarter to quarter. Economic themes changed and valuations bounced around in both the rates and credit markets.

For the full year, sector selection was the biggest driver of returns in the fixed income portion of AMBAL. Duration and security selection were also strong contributors, while curve positioning detracted from results. Throughout the year, the fund maintained a duration underweight relative to the benchmark, and a modest overweight to credit.

At the start of 2021, bond markets followed a similar trajectory to 2020, with the Fed’s massive stimulus program keeping yields low. However, toward the end of the first quarter, yields began rising as the economy began to reopen more rapidly than investors had initially expected. AMBAL benefitted from these moves by maintaining a short duration position early in the year. The fund was also well positioned by being heavily invested in corporate bonds at this time.

As the year went on and inflationary pressures emerged, markets came to the realization that the Fed would have to start thinking about winding down its asset purchases and eventually even discuss hiking rates. We added Treasury Inflation Protected Securities (TIPS) around the middle of the year, which helped the fund through the balance of 2021.

We also found attractive opportunities for security selection in asset-backed securities and structured products. For example, AMBAL benefitted from investments in “container bonds,” where issuers securitize the leases on shipping containers in the asset-backed market. We also invested in some rental car company issuance that was attractively priced. Travelers are renting cars again and rental car companies are now building back their fleets, but if things go poorly, they can sell the cars to raise the money to pay off the bonds with the strength of the used car market, and that backstop seems very attractive.

Thank you

We would like to thank our shareholders for the trust they have placed in our investment team and our balanced investment strategy.

We welcome our many new shareholders. We will continue to follow our prudent, research-driven approach to investing that has long characterized American Balanced Fund. We look forward to reporting to you again in six months’ time.

Sincerely,

Paul Benjamin
Co-President

Jeffrey T. Lager
Co-President

February 8, 2022

For current information about the fund, visit capitalgroup.com.

American Balanced Fund	3

The value of a long-term perspective

$2,000,000
1,000,000
600,000
400,000
200,000
100,000
60,000
40,000
20,000
10,000
8,000
Year ended December 31
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2021)

	1 year	5 years	10 years
Class F-2 shares	16.01%	11.66%	11.35%
Class A shares*	9.12	10.13	10.48

Assumes payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratios are 0.35% for Class F-2 shares and 0.56% for Class A shares as of the prospectus dated March 1, 2022 (unaudited).

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425.² Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: S&P Dow Jones Indices LLC.
[5]	Includes reinvested dividends and reinvested capital gain distributions.
[6]	Blends the S&P 500 Composite Index with the Bloomberg U.S. Aggregate Index by weighting the total returns at 60% and 40%, respectively. Results assume the blend is rebalanced monthly.
[7]	Source: Bloomberg Index Services Ltd. For the period July 31, 1975, to December 31, 1975, Bloomberg Government/Credit Bond Index was used.
[8]	For the period July 26, 1975 (when Capital Research and Management Company became the fund’s investment adviser) through December 31, 1975.

4	American Balanced Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in American Balanced Fund’s Class F-2 and Class A shares grew from July 26, 1975 — when Capital Research and Management Company became the fund’s investment adviser — to December 31, 2021.

American Balanced Fund	5

Investment portfolio December 31, 2021

Investment mix by security type	Percent of net assets

Common stocks 63.51%	Shares	Value (000)
Information technology 15.06%
Microsoft Corp.	29,514,928	$9,926,460
Broadcom, Inc.	10,722,066	7,134,570
Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	28,340,531	3,409,649
ASML Holding NV (New York registered) (ADR)	2,714,702	2,161,283
ASML Holding NV	741,000	596,192
Intel Corp.	21,562,035	1,110,445
KLA Corp.	2,453,209	1,055,150
Fidelity National Information Services, Inc.	7,723,674	843,039
Apple, Inc.	4,408,611	782,837
Applied Materials, Inc.	4,664,339	733,980
Advanced Micro Devices, Inc.[1]	4,251,000	611,719
Micron Technology, Inc.	6,548,000	609,946
Mastercard, Inc., Class A	1,584,534	569,355
TE Connectivity, Ltd.	3,308,205	533,746
NortonLifeLock, Inc.	19,749,685	513,097
VeriSign, Inc.[1]	2,000,000	507,640
Shopify, Inc., Class A, subordinate voting shares[1]	298,745	411,488
Zendesk, Inc.[1]	3,671,000	382,849
Samsung Electronics Co., Ltd.	5,150,000	339,218
Adobe, Inc.[1]	563,584	319,586
Paychex, Inc.	2,088,043	285,018
Automatic Data Processing, Inc.	864,345	213,130
Cloudflare, Inc., Class A1	1,420,000	186,730
FleetCor Technologies, Inc.[1]	551,500	123,448
SK hynix, Inc.	1,034,000	113,946
Visa, Inc., Class A	486,080	105,338
Arista Networks, Inc.[1]	660,000	94,875
Texas Instruments, Inc.	476,168	89,743
Ceridian HCM Holding, Inc.[1]	639,000	66,750
		33,831,227

Health care 9.21%
UnitedHealth Group, Inc.	10,327,710	5,185,956
Pfizer, Inc.	50,421,183	2,977,371
CVS Health Corp.	19,990,234	2,062,193
Thermo Fisher Scientific, Inc.	2,524,023	1,684,129
Gilead Sciences, Inc.	21,503,562	1,561,374
Cigna Corp.	6,204,769	1,424,801
Johnson & Johnson	6,382,383	1,091,834
Eli Lilly and Company	3,913,082	1,080,872
AstraZeneca PLC	7,009,651	823,361
Abbott Laboratories	3,139,482	441,851
Merck & Co., Inc.	5,541,016	424,663
Centene Corp.[1]	4,934,688	406,618
Anthem, Inc.	693,539	321,483
Catalent, Inc.[1]	2,378,000	304,455
Daiichi Sankyo Company, Ltd.	7,463,700	189,788

6	American Balanced Fund

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Regeneron Pharmaceuticals, Inc.[1]	297,357	$187,787
ResMed, Inc.	707,000	184,159
Novartis AG	1,680,620	148,069
Vertex Pharmaceuticals, Inc.[1]	658,036	144,505
Viatris, Inc.	3,136,472	42,436
Organon & Co.	300,386	9,147
		20,696,852

Financials 7.50%
JPMorgan Chase & Co.	15,317,902	2,425,590
BlackRock, Inc.	1,815,858	1,662,527
Chubb, Ltd.	6,089,861	1,177,231
Bank of America Corp.	23,869,456	1,061,952
Synchrony Financial	22,145,238	1,027,318
Discover Financial Services	7,746,535	895,190
Blackstone, Inc., nonvoting shares	6,738,843	871,939
Capital One Financial Corp.	5,639,000	818,162
PNC Financial Services Group, Inc.	3,287,668	659,243
S&P Global, Inc.	1,195,277	564,087
HDFC Bank, Ltd.	23,170,000	461,121
Fifth Third Bancorp	9,440,934	411,153
East West Bancorp, Inc.	4,919,195	387,042
CME Group, Inc., Class A	1,644,345	375,667
KeyCorp	15,708,636	363,341
Intercontinental Exchange, Inc.	2,566,341	350,998
Aon PLC, Class A	1,104,027	331,826
Truist Financial Corp.	5,539,668	324,348
Nasdaq, Inc.	1,481,236	311,074
Berkshire Hathaway, Inc., Class B1	1,011,213	302,353
Blue Owl Capital, Inc., Class A2	20,233,550	301,682
Toronto-Dominion Bank (CAD denominated)	3,118,644	239,097
RenaissanceRe Holdings, Ltd.	1,354,958	229,435
KKR & Co., Inc.	2,754,520	205,212
Brookfield Asset Management, Inc., Class A	3,159,000	190,740
Citigroup, Inc.	3,150,000	190,228
Marsh & McLennan Companies, Inc.	857,380	149,030
AIA Group, Ltd.	14,348,000	144,629
Citizens Financial Group, Inc.	2,915,000	137,734
Arthur J. Gallagher & Co.	735,003	124,708
Progressive Corp.	1,189,429	122,095
Arch Capital Group, Ltd.[1]	931,720	41,415
		16,858,167

Communication services 6.40%
Alphabet, Inc., Class C1	865,101	2,503,248
Alphabet, Inc., Class A1	263,509	763,396
Comcast Corp., Class A	61,311,110	3,085,788
Meta Platforms, Inc., Class A1	8,764,989	2,948,104
Netflix, Inc.[1]	3,340,429	2,012,408
Charter Communications, Inc., Class A1	2,738,558	1,785,458
Activision Blizzard, Inc.	10,519,600	699,869
AT&T, Inc.	13,876,675	341,366
Verizon Communications, Inc.	3,128,199	162,541
ZoomInfo Technologies, Inc., Class A1	1,358,000	87,184
		14,389,362

Consumer discretionary 6.04%
Home Depot, Inc.	8,198,126	3,402,304
Amazon.com, Inc.[1]	612,216	2,041,336
Dollar General Corp.	6,038,718	1,424,111
General Motors Company[1]	21,439,886	1,257,021
Darden Restaurants, Inc.	5,011,683	754,960
Target Corp.	2,506,629	580,134
Toll Brothers, Inc.[3]	7,905,740	572,297
LVMH Moët Hennessy-Louis Vuitton SE	679,957	562,793
Las Vegas Sands Corp.[1]	13,500,000	508,140
VF Corp.	6,234,584	456,496
Booking Holdings, Inc.[1]	142,374	341,588

American Balanced Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Whirlpool Corp.	1,400,000	$328,524
Industria de Diseño Textil, SA	8,550,453	277,731
eBay, Inc.	3,500,000	232,750
Restaurant Brands International, Inc.[2]	3,600,006	218,448
McDonald’s Corp.	566,000	151,728
Domino’s Pizza, Inc.	260,700	147,121
NIKE, Inc., Class B	689,000	114,836
Marriott International, Inc., Class A1	609,583	100,727
Chipotle Mexican Grill, Inc.[1]	49,560	86,643
		13,559,688

Consumer staples 5.08%
Philip Morris International, Inc.	39,831,581	3,784,000
Altria Group, Inc.	33,349,817	1,580,448
Nestlé SA	9,263,236	1,295,552
British American Tobacco PLC	21,173,165	783,392
British American Tobacco PLC (ADR)[2]	3,399,785	127,186
General Mills, Inc.	8,306,645	559,702
Archer Daniels Midland Company	7,305,078	493,750
Keurig Dr Pepper, Inc.	11,499,535	423,873
Constellation Brands, Inc., Class A	1,475,096	370,205
Anheuser-Busch InBev SA/NV (ADR)[2]	4,899,061	296,638
Anheuser-Busch InBev SA/NV	1,085,664	65,720
Mondelez International, Inc.	5,104,383	338,472
Procter & Gamble Company	2,022,327	330,812
Estée Lauder Companies, Inc., Class A	726,744	269,040
Church & Dwight Co., Inc.	2,202,936	225,801
Kellogg Co.	2,973,573	191,557
Conagra Brands, Inc.	5,249,723	179,278
Coca-Cola Europacific Partners PLC	1,918,000	107,274
		11,422,700

Industrials 4.97%
L3Harris Technologies, Inc.	5,938,579	1,266,343
ABB, Ltd.	28,286,683	1,083,412
Carrier Global Corp.	19,869,072	1,077,698
Lockheed Martin Corp.	2,923,254	1,038,954
Northrop Grumman Corp.	2,536,093	981,646
CSX Corp.	23,750,368	893,014
Caterpillar, Inc.	2,559,908	529,235
Jacobs Engineering Group, Inc.	3,700,000	515,151
United Parcel Service, Inc., Class B	2,354,000	504,556
Norfolk Southern Corp.	1,510,083	449,567
Rockwell Automation	1,220,035	425,609
TransDigm Group, Inc.[1]	655,963	417,376
Waste Management, Inc.	1,863,000	310,935
Raytheon Technologies Corp.	3,441,415	296,168
Boeing Company[1]	1,323,715	266,490
Cintas Corp.	562,501	249,284
PACCAR, Inc.	2,132,704	188,232
FedEx Corp.	619,494	160,226
Honeywell International, Inc.	739,124	154,115
Union Pacific Corp.	460,000	115,888
Airbus SE, non-registered shares[1]	785,031	100,423
AMETEK, Inc.	641,003	94,253
Parker-Hannifin Corp.	153,635	48,874
		11,167,449

Energy 2.92%
Canadian Natural Resources, Ltd. (CAD denominated)	30,488,913	1,288,298
Pioneer Natural Resources Company	6,726,402	1,223,398
Chevron Corp.	8,167,546	958,462
Halliburton Company	27,753,350	634,719
ConocoPhillips	8,540,991	616,489
Baker Hughes Co., Class A	13,500,506	324,822
Enbridge, Inc.	4,220,888	164,952
Enbridge, Inc. (CAD denominated)	3,331,292	130,123
BP PLC	60,365,261	270,043

8	American Balanced Fund

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Valero Energy Corp.	3,267,000	$245,384
Exxon Mobil Corp.	3,477,371	212,780
Coterra Energy, Inc.	10,011,441	190,217
Hess Corp.	2,000,000	148,060
TC Energy Corp. (CAD denominated)[2]	1,817,000	84,505
DT Midstream, Inc.	1,228,000	58,920
		6,551,172

Materials 2.70%
Air Products and Chemicals, Inc.	2,630,538	800,368
LyondellBasell Industries NV	8,123,081	749,192
Vale SA, ordinary nominative shares (ADR)	44,447,802	623,158
Linde PLC	1,437,929	498,142
Shin-Etsu Chemical Co., Ltd.	2,800,000	484,882
Eastman Chemical Company	4,000,000	483,640
Royal Gold, Inc.[3]	4,134,555	434,997
Wheaton Precious Metals Corp.[2]	7,533,052	323,394
Dow, Inc.	5,367,300	304,433
Rio Tinto PLC	4,388,180	290,566
Nucor Corp.	2,477,978	282,861
CF Industries Holdings, Inc.	3,273,000	231,663
Barrick Gold Corp.	11,223,257	213,242
Franco-Nevada Corp.	1,276,573	176,547
Grupo México, SAB de CV, Series B	37,571,000	163,840
		6,060,925

Real estate 2.55%
Crown Castle International Corp. REIT	7,215,054	1,506,070
Iron Mountain, Inc. REIT[3]	18,125,569	948,511
Sun Communities, Inc. REIT	3,393,746	712,585
Digital Realty Trust, Inc. REIT	3,730,787	659,864
Equinix, Inc. REIT	612,808	518,338
VICI Properties, Inc. REIT[2]	14,977,542	450,974
Boston Properties, Inc. REIT	2,704,425	311,496
Gaming and Leisure Properties, Inc. REIT	5,295,482	257,678
Embassy Office Parks REIT	45,753,900	209,044
American Tower Corp. REIT	524,948	153,547
		5,728,107

Utilities 1.08%
Enel SpA	100,149,746	803,388
NextEra Energy, Inc.	7,232,529	675,229
Sempra Energy	2,068,418	273,610
CenterPoint Energy, Inc.	9,143,407	255,193
AES Corp.	8,102,987	196,903
American Electric Power Company, Inc.	1,797,700	159,941
National Grid PLC	3,946,998	56,619
		2,420,883

Total common stocks (cost: $78,344,851,000)		142,686,532

Preferred securities 0.05%
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares	1,892,600	113,357

Financials 0.00%
CoBank, ACB, Class E, 1.304% noncumulative preferred shares[4]	7,440	6,008

Total preferred securities (cost: $63,528,000)		119,365

Convertible stocks 0.20%
Health care 0.14%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	122,214	212,429
Boston Scientific Corp., Series A, convertible preferred shares, 5.50% 2023	996,147	114,218
		326,647

American Balanced Fund	9

Convertible stocks (continued)	Shares	Value (000)
Information technology 0.06%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	65,419	$135,770

Total convertible stocks (cost: $323,748,000)		462,417

Investment funds 5.18%
Capital Group Central Corporate Bond Fund[3]	1,171,530,348	11,633,296

Total investment funds (cost: $11,733,685,000)		11,633,296

Bonds, notes & other debt instruments 26.81%	Principal amount (000)
U.S. Treasury bonds & notes 12.11%
U.S. Treasury 7.11%
U.S. Treasury 1.375% 2022	$49,558	49,607
U.S. Treasury 1.375% 2022	4,007	4,040
U.S. Treasury 1.50% 2022	44,305	44,688
U.S. Treasury 1.625% 2022	38,812	39,279
U.S. Treasury 1.875% 2022	74,535	75,410
U.S. Treasury 2.00% 2022	34,690	34,770
U.S. Treasury 0.125% 2023	10,120	10,074
U.S. Treasury 0.125% 2023	5,735	5,686
U.S. Treasury 0.375% 2023	472,191	469,526
U.S. Treasury 1.375% 2023	36,605	37,045
U.S. Treasury 1.50% 2023	96,631	97,696
U.S. Treasury 1.625% 2023	35,680	36,199
U.S. Treasury 2.375% 2023	39,650	40,474
U.S. Treasury 2.50% 2023	30,776	31,538
U.S. Treasury 2.625% 2023	4,079	4,231
U.S. Treasury 2.75% 2023	19,920	20,504
U.S. Treasury 0.25% 2024	99,120	97,974
U.S. Treasury 0.375% 2024	250,000	246,522
U.S. Treasury 0.375% 2024	22,900	22,674
U.S. Treasury 0.75% 2024	130,000	129,300
U.S. Treasury 2.125% 2024	59,470	61,230
U.S. Treasury 2.25% 2024	74,340	77,087
U.S. Treasury 2.25% 2024	49,560	51,082
U.S. Treasury 2.50% 2024	60,223	62,379
U.S. Treasury 0.25% 2025	20,948	20,383
U.S. Treasury 2.00% 2025	29,740	30,643
U.S. Treasury 2.125% 2025	24,780	25,664
U.S. Treasury 2.625% 2025	62,246	65,435
U.S. Treasury 2.75% 2025	113,990	120,635
U.S. Treasury 2.75% 2025	10,675	11,288
U.S. Treasury 2.875% 2025	114,981	122,599
U.S. Treasury 3.00% 2025	178,410	190,844
U.S. Treasury 0.50% 2026	440,627	428,269
U.S. Treasury 0.625% 2026	5,223	5,081
U.S. Treasury 0.75% 2026	109,618	107,493
U.S. Treasury 0.75% 2026	37	36
U.S. Treasury 0.875% 2026	199,124	196,057
U.S. Treasury 0.875% 2026	116,011	114,018
U.S. Treasury 1.125% 2026	176,319	175,253
U.S. Treasury 1.25% 2026	245,000	244,941
U.S. Treasury 2.00% 2026	47,200	48,861
U.S. Treasury 2.25% 2026	52,663	54,952
U.S. Treasury 6.50% 2026	39,650	49,491
U.S. Treasury 0.50% 2027	29,736	28,484
U.S. Treasury 0.625% 2027	117,280	112,268
U.S. Treasury 1.125% 2027	930	923
U.S. Treasury 2.25% 2027	71,436	74,978
U.S. Treasury 2.25% 2027	11,150	11,688
U.S. Treasury 2.375% 2027	4,310	4,551
U.S. Treasury 6.375% 2027	39,650	50,543
U.S. Treasury 6.625% 2027	59,470	75,229
U.S. Treasury 1.00% 2028	250,000	243,505
U.S. Treasury 1.125% 2028	140,255	137,618

10	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.25% 2028	$1,004,865	$995,048
U.S. Treasury 1.25% 2028	304,323	301,705
U.S. Treasury 1.25% 2028	247,794	245,716
U.S. Treasury 1.375% 2028	150,000	149,445
U.S. Treasury 1.50% 2028	50,000	50,222
U.S. Treasury 2.75% 2028	10,841	11,721
U.S. Treasury 2.875% 2028	50,318	54,846
U.S. Treasury 3.125% 2028	44,485	49,468
U.S. Treasury 5.25% 2028	119,930	150,175
U.S. Treasury 1.625% 2029	24,780	25,148
U.S. Treasury 1.75% 2029	287,905	295,179
U.S. Treasury 5.25% 2029	39,650	49,959
U.S. Treasury 0.625% 2030	114,675	106,979
U.S. Treasury 0.625% 2030	24,780	23,177
U.S. Treasury 0.875% 2030	179,909	171,116
U.S. Treasury 1.125% 2031	59,470	57,733
U.S. Treasury 1.25% 2031	83,250	81,423
U.S. Treasury 1.375% 2031	409,540	404,449
U.S. Treasury 1.625% 2031	1,045,950	1,059,478
U.S. Treasury 4.25% 2039	99,120	136,062
U.S. Treasury 1.125% 2040	197,420	172,424
U.S. Treasury 1.125% 2040	138,770	121,716
U.S. Treasury 1.375% 2040	113,098	103,078
U.S. Treasury 1.75% 2041[5]	754,277	731,174
U.S. Treasury 1.875% 2041[5]	1,023,640	1,013,387
U.S. Treasury 2.25% 2041	140,792	147,881
U.S. Treasury 2.75% 2042	32,660	37,284
U.S. Treasury 2.875% 2043	36,090	42,014
U.S. Treasury 3.125% 2043	47,605	57,483
U.S. Treasury 3.125% 2044	39,447	48,003
U.S. Treasury 3.625% 2044	24,780	32,301
U.S. Treasury 2.50% 2045	51,860	57,150
U.S. Treasury 3.00% 2045	24,780	29,836
U.S. Treasury 3.00% 2045	24,780	29,700
U.S. Treasury 2.75% 2047	99,300	115,779
U.S. Treasury 3.00% 2047	59,532	72,362
U.S. Treasury 3.00% 2048	4,007	4,900
U.S. Treasury 2.00% 2050	172,288	175,346
U.S. Treasury 1.875% 2051[5]	512,624	508,117
U.S. Treasury 1.875% 2051	336,765	334,489
U.S. Treasury 2.00% 2051[5]	2,037,775	2,079,950
U.S. Treasury 2.375% 2051[5]	1,023,673	1,132,587
		15,966,755

U.S. Treasury inflation-protected securities 5.00%
U.S. Treasury Inflation-Protected Security 0.125% 2022[6]	601,215	616,484
U.S. Treasury Inflation-Protected Security 0.375% 2023[6]	357,954	376,717
U.S. Treasury Inflation-Protected Security 0.625% 2023[6]	386,198	404,063
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	719,907	768,185
U.S. Treasury Inflation-Protected Security 0.125% 2024[6]	50,213	53,670
U.S. Treasury Inflation-Protected Security 0.625% 2024[6]	103,921	110,734
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	658,700	710,835
U.S. Treasury Inflation-Protected Security 0.125% 2025[6]	53,526	57,304
U.S. Treasury Inflation-Protected Security 0.375% 2025[6]	804,199	875,083
U.S. Treasury Inflation-Protected Security 2.375% 2025[6]	72,702	82,888
U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	2,927,159	3,185,687
U.S. Treasury Inflation-Protected Security 0.125% 2026[6]	2,016,727	2,177,552
U.S. Treasury Inflation-Protected Security 0.375% 2027[6]	56,732	62,537
U.S. Treasury Inflation-Protected Security 0.75% 2028[6]	163,783	187,904
U.S. Treasury Inflation-Protected Security 1.75% 2028[6]	35,189	42,247
U.S. Treasury Inflation-Protected Security 0.875% 2029[6]	244,229	282,879
U.S. Treasury Inflation-Protected Security 0.125% 2030[6]	138,439	153,854
U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	283,714	318,924
U.S. Treasury Inflation-Protected Security 0.125% 2031[6]	207,948	232,842
U.S. Treasury Inflation-Protected Security 0.625% 2043[6]	27,181	33,804

American Balanced Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury inflation-protected securities (continued)
U.S. Treasury Inflation-Protected Security 1.375% 2044[6]	$44,694	$63,774
U.S. Treasury Inflation-Protected Security 0.25% 2050[6]	2,967	3,589
U.S. Treasury Inflation-Protected Security 0.125% 2051[5,6]	362,808	429,707
		11,231,263

Total U.S. Treasury bonds & notes		27,198,018

Corporate bonds, notes & loans 6.35%
Financials 1.75%
AerCap Holdings NV 6.50% 2025	7,190	8,222
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.15% 2023	23,000	22,909
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.65% 2024	65,961	65,875
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 2.45% 2026	48,625	49,052
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.00% 2028	58,191	59,059
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	26,947	27,475
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.40% 2033	18,017	18,366
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	14,504	15,135
Ally Financial, Inc. 8.00% 2031	4,250	5,848
Ally Financial, Inc. 8.00% 2031	3,250	4,606
American International Group, Inc. 2.50% 2025	11,150	11,506
American International Group, Inc. 4.20% 2028	2,190	2,445
American International Group, Inc. 3.40% 2030	5,000	5,413
American International Group, Inc. 4.375% 2050	4,240	5,300
Arthur J. Gallagher & Co. 3.50% 2051	5,791	6,130
AXA SA, Series B, 6.379% junior subordinated perpetual bonds (3-month USD-LIBOR + 2.256% on 12/14/2036)[4,7]	2,000	2,765
Banco Santander, SA 1.722% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[7]	20,600	20,237
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]	21,127	21,625
Bank of America Corp. 1.53% 2025 (USD-SOFR + 0.65% on 12/6/2024)[7]	48,000	48,109
Bank of America Corp. 1.197% 2026 (USD-SOFR + 1.01% on 10/24/2025)[7]	19,820	19,434
Bank of America Corp. 1.658% 2027 (USD-SOFR + 0.91% on 3/11/2026)[7]	15,922	15,816
Bank of America Corp. 1.734% 2027 (USD-SOFR + 0.96% on 7/22/2026)[7]	4,439	4,409
Bank of America Corp. 3.419% 2028 (3-month USD-LIBOR + 1.04% on 12/20/2027)[7]	3,490	3,729
Bank of America Corp. 2.087% 2029 (USD-SOFR + 1.06% on 6/14/2028)[7]	48,078	47,777
Bank of America Corp. 2.299% 2032 (USD-SOFR + 1.22% on 7/21/2031)[7]	39,448	38,828
Bank of China, Ltd. (Hong Kong Branch) 3.875% 2025	969	1,041
Bank of China, Ltd. (Hong Kong Branch) 4.00% 2028	356	394
Berkshire Hathaway Finance Corp. 4.20% 2048	2,260	2,749
Berkshire Hathaway Finance Corp. 4.25% 2049	2,500	3,077
BNP Paribas 3.80% 2024[4]	59,745	62,699
BNP Paribas 2.819% 2025 (3-month USD-LIBOR + 1.111% on 11/19/2024)[4,7]	10,084	10,384
BNP Paribas 3.375% 2025[4]	56,594	59,460
BNP Paribas 4.375% 2025[4]	5,700	6,181
BNP Paribas 2.219% 2026 (USD-SOFR + 2.074% on 6/9/2025)[4,7]	42,720	43,152
BNP Paribas 4.375% 2026[4]	6,350	6,913
BNP Paribas 1.323% 2027 (USD-SOFR + 1.004% on 1/13/2026)[4,7]	31,320	30,493
BNP Paribas 1.675% 2027 (USD-SOFR + 0.912% on 6/30/2026)[4,7]	2,408	2,369
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[4,7]	24,200	23,743
BNP Paribas 2.871% 2032 (USD-SOFR + 1.387% on 4/19/2031)[4,7]	14,960	15,184
Capital One Financial Corp. 1.343% 2024 (USD-SOFR + 0.69% on 12/6/2023)[7]	48,000	48,311
Charles Schwab Corp. 3.45% 2026	1,616	1,736
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 2031	8,788	8,437
Citigroup, Inc. 4.60% 2026	7,017	7,747
Citigroup, Inc. 2.976% 2030 (USD-SOFR + 1.422% on 11/5/2029)[7]	5,370	5,582
Citigroup, Inc. 4.412% 2031 (USD-SOFR + 3.914% on 3/31/2030)[7]	2,330	2,664
CME Group, Inc. 3.75% 2028	2,230	2,482
Crédit Agricole SA 4.375% 2025[4]	5,460	5,872
Crédit Agricole SA 1.907% 2026 (USD-SOFR + 1.676% on 6/16/2025)[4,7]	17,800	17,849
Crédit Agricole SA 1.247% 2027 (USD-SOFR + 0.892% on 1/26/2026)[4,7]	13,050	12,705
Credit Suisse Group AG 2.997% 2023 (3-month USD-LIBOR + 1.20% on 12/14/2022)[4,7]	22,137	22,499
Credit Suisse Group AG 3.80% 2023	7,287	7,552
Credit Suisse Group AG 2.593% 2025 (USD-SOFR + 1.56% on 9/11/2024)[4,7]	3,275	3,347
Credit Suisse Group AG 2.193% 2026 (USD-SOFR + 2.044% on 6/5/2025)[4,7]	23,000	23,148
Credit Suisse Group AG 1.305% 2027 (USD-SOFR + 0.98% on 2/2/2026)[4,7]	41,805	40,432
Credit Suisse Group AG 3.869% 2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[4,7]	6,200	6,642

12	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Credit Suisse Group AG 4.194% 2031 (USD-SOFR + 3.73% on 4/1/2030)[4,7]	$16,846	$18,598
Credit Suisse Group AG 3.091% 2032 (USD-SOFR + 1.73% on 5/14/2031)[4,7]	42,057	42,840
Danske Bank AS 2.70% 2022[4]	5,630	5,652
Danske Bank AS 1.549% 2027 (UST Yield Curve Rate T Note Constant Maturity 1-year + 0.73% on 9/10/2026)[4,7]	45,000	43,991
Deutsche Bank AG 3.30% 2022	13,571	13,855
Deutsche Bank AG 5.00% 2022	7,045	7,077
Deutsche Bank AG 3.95% 2023	63,683	65,684
Deutsche Bank AG 0.898% 2024	19,230	19,071
Deutsche Bank AG 2.222% 2024 (USD-SOFR + 2.159% on 9/18/2023)[7]	45,250	45,851
Deutsche Bank AG 3.70% 2024	46,641	49,009
Deutsche Bank AG 3.70% 2024	30,326	31,893
Deutsche Bank AG 3.961% 2025 (USD-SOFR + 2.581% on 11/26/2024)[7]	39,100	41,317
Deutsche Bank AG 2.129% 2026 (USD-SOFR + 1.87% on 11/24/2025)[7]	107,878	107,744
Deutsche Bank AG 4.10% 2026	21,547	23,014
Deutsche Bank AG 4.10% 2026	5,139	5,522
Deutsche Bank AG 2.311% 2027 (USD-SOFR + 1.219% on 11/16/2026)[7]	25,800	25,804
Deutsche Bank AG 3.547% 2031 (USD-SOFR + 3.043% on 9/18/2030)[7]	24,890	26,226
Deutsche Bank AG 3.035% 2032 (USD-SOFR + 1.718% on 5/28/2031)[7]	9,250	9,329
Goldman Sachs Group, Inc. 1.217% 2023	48,000	48,133
Goldman Sachs Group, Inc. 0.925% 2024 (USD-SOFR + 0.50% on 10/21/2023)[7]	25,000	24,902
Goldman Sachs Group, Inc. 1.093% 2026 (USD-SOFR + 0.789% on 12/9/2025)[7]	29,515	28,776
Goldman Sachs Group, Inc. 1.542% 2027 (USD-SOFR + 0.818% on 9/10/2026)[7]	44,600	43,721
Goldman Sachs Group, Inc. 1.948% 2027 (USD-SOFR + 0.913% on 10/21/2026)[7]	130,906	130,390
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[7]	5,102	5,554
Goldman Sachs Group, Inc. 2.383% 2032 (USD-SOFR + 1.248% on 7/21/2031)[7]	46,300	45,625
Groupe BPCE SA 2.75% 2023[4]	2,510	2,563
Groupe BPCE SA 5.70% 2023[4]	13,830	14,873
Groupe BPCE SA 4.625% 2024[4]	33,950	36,308
Groupe BPCE SA 5.15% 2024[4]	39,440	42,738
Groupe BPCE SA 1.00% 2026[4]	25,000	24,205
Groupe BPCE SA 1.652% 2026 (USD-SOFR + 1.52% on 10/6/2025)[4,7]	7,975	7,872
Groupe BPCE SA 2.277% 2032 (USD-SOFR + 1.312% on 1/20/2031)[4,7]	19,975	19,267
HSBC Holdings PLC 3.262% 2023 (3-month USD-LIBOR + 1.055% on 3/13/2022)[7]	5,630	5,657
HSBC Holdings PLC 2.633% 2025 (3-month USD-LIBOR + 1.14% on 11/7/2024)[7]	2,350	2,412
HSBC Holdings PLC 1.589% 2027 (3-month USD-LIBOR + 1.29% on 5/24/2026)[7]	3,250	3,180
HSBC Holdings PLC 3.973% 2030 (3-month USD-LIBOR + 1.61% on 5/22/2029)[7]	5,940	6,449
Huarong Finance 2017 Co., Ltd. 4.25% 2027	47,000	47,608
Huarong Finance II Co., Ltd. 5.50% 2025	44,000	46,255
Intesa Sanpaolo SpA 3.125% 2022[4]	61,295	62,001
Intesa Sanpaolo SpA 3.375% 2023[4]	68,977	70,494
Intesa Sanpaolo SpA 3.25% 2024[4]	5,540	5,771
Intesa Sanpaolo SpA 5.017% 2024[4]	78,202	83,846
Intesa Sanpaolo SpA 3.875% 2027[4]	70,094	74,417
Intesa Sanpaolo SpA 3.875% 2028[4]	43,573	46,133
JPMorgan Chase & Co. 1.561% 2025 (USD-SOFR + 0.605% on 12/10/2024)[7]	79,646	79,775
JPMorgan Chase & Co. 1.47% 2027 (USD-SOFR + 0.765% on 9/22/2026)[7]	92,000	90,222
JPMorgan Chase & Co. 2.069% 2029 (USD-SOFR + 1.015% on 6/1/2028)[7]	54,174	53,763
JPMorgan Chase & Co. 3.157% 2042 (USD-SOFR + 1.46% on 4/22/2041)[7]	19,820	20,728
Kasikornbank PCL HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[7]	21,318	21,347
Lloyds Banking Group PLC 2.907% 2023 (3-month USD-LIBOR + 0.81% on 11/7/2022)[7]	3,200	3,252
Lloyds Banking Group PLC 2.438% 2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[7]	22,400	22,853
Lloyds Banking Group PLC 1.627% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[7]	3,100	3,054
Marsh & McLennan Companies, Inc. 3.875% 2024	2,500	2,645
Marsh & McLennan Companies, Inc. 4.375% 2029	3,750	4,279
Marsh & McLennan Companies, Inc. 2.25% 2030	7,010	7,004
Mitsubishi UFJ Financial Group, Inc. 2.801% 2024	12,500	12,964
Mitsubishi UFJ Financial Group, Inc. 0.962% 2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[7]	46,000	45,388
Mitsubishi UFJ Financial Group, Inc. 2.193% 2025	16,520	16,860
Mitsubishi UFJ Financial Group, Inc. 1.538% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[7]	48,000	47,172

American Balanced Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Mitsubishi UFJ Financial Group, Inc. 1.64% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[7]	$34,600	$34,168
Mitsubishi UFJ Financial Group, Inc. 3.195% 2029	960	1,015
Mizuho Financial Group, Inc. 1.554% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[7]	34,000	33,468
Morgan Stanley 1.164% 2025 (USD-SOFR + 0.56% on 10/21/2024)[7]	27,819	27,616
Morgan Stanley 0.985% 2026 (USD-SOFR + 0.72% on 12/10/2025)[7]	9,990	9,695
Morgan Stanley 2.188% 2026 (USD-SOFR + 1.99% on 4/28/2025)[7]	5,000	5,102
Morgan Stanley 1.512% 2027 (USD-SOFR + 0.858% on 7/20/2026)[7]	83,064	81,786
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[7]	6,579	6,518
Morgan Stanley 1.928% 2032 (USD-SOFR + 1.02% on 4/28/2031)[7]	9,995	9,561
Morgan Stanley 2.239% 2032 (USD-SOFR + 1.178% on 7/21/2031)[7]	45,191	44,248
Morgan Stanley 2.511% 2032 (USD-SOFR + 1.20% on 10/20/2031)[7]	4,655	4,656
Morgan Stanley 3.217% 2042 (USD-SOFR + 1.485% on 4/22/2041)[7]	2,854	2,996
Morgan Stanley 5.597% 2051 (USD-SOFR + 4.84% on 3/24/2050)[7]	3,130	4,687
MSCI, Inc. 3.25% 2033[4]	26,400	26,738
New York Life Global Funding 2.25% 2022[4]	2,910	2,938
New York Life Global Funding 2.35% 2026[4]	2,970	3,070
OMERS Finance Trust 1.10% 2026[4]	29,740	29,389
Power Financial Corp., Ltd. 5.25% 2028	3,067	3,440
Power Financial Corp., Ltd. 6.15% 2028	2,760	3,255
Power Financial Corp., Ltd. 4.50% 2029	4,446	4,748
Power Financial Corp., Ltd. 3.95% 2030	9,727	10,073
Prudential Financial, Inc. 4.35% 2050	8,750	10,942
Rabobank Nederland 2.75% 2022	2,780	2,781
Royal Bank of Canada 1.15% 2025	4,420	4,385
Santander Holdings USA, Inc. 3.70% 2022	20,872	20,962
Santander Holdings USA, Inc. 3.40% 2023	31,220	31,915
Santander Holdings USA, Inc. 3.50% 2024	41,605	43,390
Skandinaviska Enskilda Banken AB 2.80% 2022	2,490	2,501
Synchrony Financial 2.85% 2022	18,565	18,756
Synchrony Financial 4.25% 2024	12,369	13,108
Synchrony Financial 4.375% 2024	11,550	12,192
Toronto-Dominion Bank 2.65% 2024	7,113	7,382
Toronto-Dominion Bank 1.25% 2026	32,747	32,201
Travelers Companies, Inc. 4.00% 2047	3,380	4,048
UBS Group AG 4.125% 2025[4]	4,030	4,355
UBS Group AG 1.364% 2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.08% on 1/30/2026)[4,7]	1,350	1,320
UBS Group AG 1.49% 2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[4,7]	39,750	38,797
UniCredit SpA 3.75% 2022[4]	72,196	72,747
UniCredit SpA 6.572% 2022[4]	103,370	103,521
UniCredit SpA 4.625% 2027[4]	5,540	6,077
UniCredit SpA 5.861% 2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[4,7]	29,627	32,525
Unum Group 3.875% 2025	5,045	5,393
Vigorous Champion International, Ltd. 4.25% 2029	3,162	3,340
Wells Fargo & Company 2.406% 2025 (3-month USD-LIBOR + 0.825% on 10/30/2024)[7]	90,233	92,546
Wells Fargo & Company 2.879% 2030 (3-month USD-LIBOR + 1.17% on 10/30/2029)[7]	4,040	4,204
Wells Fargo & Company 5.013% 2051 (3-month USD-LIBOR + 4.24% on 4/4/2050)[7]	2,650	3,626
Westpac Banking Corp. 2.75% 2023	6,880	7,028
Westpac Banking Corp. 2.894% 2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[7]	3,750	3,832
Westpac Banking Corp. 4.11% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.00% on 7/24/2029)[7]	3,750	4,052
Westpac Banking Corp. 2.668% 2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[7]	28,300	27,601
Westpac Banking Corp. 2.963% 2040	12,915	12,695
		3,935,236

Energy 0.94%
Baker Hughes, a GE Co. 4.486% 2030	6,120	7,027
Canadian Natural Resources, Ltd. 3.80% 2024	24	25
Canadian Natural Resources, Ltd. 2.05% 2025	4,810	4,860
Canadian Natural Resources, Ltd. 3.85% 2027	35,021	37,548

14	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Canadian Natural Resources, Ltd. 2.95% 2030	$14,779	$14,984
Canadian Natural Resources, Ltd. 4.95% 2047	971	1,194
Cenovus Energy, Inc. 5.375% 2025	18,304	20,216
Cenovus Energy, Inc. 4.25% 2027	76,447	83,385
Cenovus Energy, Inc. 2.65% 2032	23,350	22,871
Cenovus Energy, Inc. 5.40% 2047	50,949	63,576
Cheniere Energy, Inc. 3.70% 2029	432	463
Diamondback Energy, Inc. 4.40% 2051	32,184	36,973
Enbridge Energy Partners LP 7.375% 2045	24,514	38,366
Enbridge Energy Partners LP, Series B, 7.50% 2038	9,250	13,888
Enbridge, Inc. 4.00% 2049	24,780	27,897
Energy Transfer Operating LP 5.875% 2024	1,133	1,220
Energy Transfer Operating LP 2.90% 2025	34,105	35,260
Energy Transfer Operating LP 3.75% 2030	25,002	26,522
Energy Transfer Operating LP 5.00% 2050	59,680	68,841
Energy Transfer Partners LP 4.20% 2023	11,090	11,586
Energy Transfer Partners LP 4.50% 2024	18,235	19,337
Energy Transfer Partners LP 4.20% 2027	958	1,040
Energy Transfer Partners LP 4.95% 2028	12,115	13,640
Energy Transfer Partners LP 5.25% 2029	24,780	28,409
Energy Transfer Partners LP 6.125% 2045	10,000	12,466
Energy Transfer Partners LP 5.30% 2047	14,052	16,321
Energy Transfer Partners LP 6.00% 2048	3,630	4,520
Energy Transfer Partners LP 6.25% 2049	52,980	69,338
Enterprise Products Operating LLC 3.90% 2024	4,140	4,349
Enterprise Products Operating LLC 3.20% 2052	2,703	2,658
Equinor ASA 1.75% 2026	9,289	9,354
Equinor ASA 3.625% 2028	14,615	16,070
Exxon Mobil Corp. 2.019% 2024	7,090	7,269
Halliburton Company 3.80% 2025	273	294
Kinder Morgan, Inc. 3.60% 2051	14,408	14,523
MPLX LP 3.50% 2022	5,480	5,597
MPLX LP 4.875% 2025	5,000	5,475
MPLX LP 1.75% 2026	11,684	11,578
MPLX LP 4.125% 2027	5,880	6,438
MPLX LP 2.65% 2030	9,806	9,773
MPLX LP 4.50% 2038	3,130	3,511
MPLX LP 4.70% 2048	8,622	9,971
MPLX LP 5.50% 2049	22,553	28,868
ONEOK, Inc. 2.20% 2025	745	753
ONEOK, Inc. 5.85% 2026	26,170	30,038
ONEOK, Inc. 3.10% 2030	2,122	2,164
ONEOK, Inc. 6.35% 2031	3,419	4,297
ONEOK, Inc. 4.95% 2047	1,005	1,166
ONEOK, Inc. 5.20% 2048	38,242	46,326
ONEOK, Inc. 4.45% 2049	2,525	2,797
ONEOK, Inc. 4.50% 2050	7,705	8,560
ONEOK, Inc. 7.15% 2051	7,405	10,711
Petróleos Mexicanos 4.875% 2022	837	839
Petróleos Mexicanos 5.375% 2022	8,947	9,036
Petróleos Mexicanos 6.875% 2025[4]	31,230	34,160
Petróleos Mexicanos 6.875% 2026	161,033	177,272
Petróleos Mexicanos 6.50% 2027	146,455	156,430
Petróleos Mexicanos 5.35% 2028	29,740	29,613
Petróleos Mexicanos 6.50% 2029	2,738	2,845
Petróleos Mexicanos 5.95% 2031	30,088	29,297
Petróleos Mexicanos 6.70% 2032[4]	100,032	101,230
Phillips 66 Partners LP 3.605% 2025	1,950	2,055
Phillips 66 Partners LP 3.55% 2026	3,350	3,569
Phillips 66 Partners LP 4.68% 2045	6,580	7,745
Phillips 66 Partners LP 4.90% 2046	5,510	6,725
Pioneer Natural Resources Company 1.125% 2026	9,162	8,905
Pioneer Natural Resources Company 2.15% 2031	14,392	13,901
Plains All American Pipeline LP 3.80% 2030	5,683	5,941
Qatar Petroleum 1.375% 2026[4]	22,000	21,601
Qatar Petroleum 2.25% 2031[4]	64,770	64,323
Qatar Petroleum 3.125% 2041[4]	16,190	16,405

American Balanced Fund	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Qatar Petroleum 3.30% 2051[4]	$14,645	$15,129
SA Global Sukuk, Ltd. 0.946% 2024[4]	41,655	41,073
SA Global Sukuk, Ltd. 1.602% 2026[4]	206,900	203,952
SA Global Sukuk, Ltd. 2.694% 2031[4]	52,960	53,369
Sabine Pass Liquefaction, LLC 5.75% 2024	49,560	53,927
Sabine Pass Liquefaction, LLC 4.50% 2030	579	654
Saudi Arabian Oil Co. 2.875% 2024[4]	52,411	54,166
Schlumberger BV 4.00% 2025[4]	2,500	2,695
Statoil ASA 3.25% 2024	1,690	1,782
Statoil ASA 4.25% 2041	6,000	7,237
Suncor Energy, Inc. 3.10% 2025	2,460	2,573
Suncor Energy, Inc. 3.75% 2051	5,547	5,968
Sunoco Logistics Operating Partners LP 4.00% 2027	3,300	3,546
Sunoco Logistics Operating Partners LP 5.40% 2047	2,695	3,169
Total Capital International 3.127% 2050	10,000	10,278
TransCanada PipeLines, Ltd. 4.25% 2028	4,270	4,766
TransCanada PipeLines, Ltd. 4.875% 2048	2,500	3,185
TransCanada PipeLines, Ltd., junior subordinated, 5.625% 2075 (3-month USD-LIBOR + 3.528% on 5/20/2025)[7]	6,410	6,746
Williams Partners LP 4.50% 2023	6,400	6,745
Williams Partners LP 4.30% 2024	7,870	8,309
Williams Partners LP 3.90% 2025	516	549
Williams Partners LP 6.30% 2040	2,669	3,621
Williams Partners LP 5.10% 2045	2,203	2,714
Woodside Petroleum, Ltd. 3.65% 2025[4]	3,100	3,260
		2,115,618

Consumer discretionary 0.82%
Alibaba Group Holding, Ltd. 3.15% 2051	4,560	4,279
Amazon.com, Inc. 1.20% 2027	6,250	6,169
Amazon.com, Inc. 1.50% 2030	8,750	8,489
Amazon.com, Inc. 2.50% 2050	3,070	2,932
Amazon.com, Inc. 2.70% 2060	2,770	2,678
American Honda Finance Corp. 3.50% 2028	2,500	2,734
Bayerische Motoren Werke AG 3.45% 2023[4]	10,760	11,099
Bayerische Motoren Werke AG 0.80% 2024[4]	12,857	12,778
Daimler Trucks Finance North America, LLC 1.125% 2023[4]	24,000	24,017
Daimler Trucks Finance North America, LLC 1.625% 2024[4]	14,750	14,870
Daimler Trucks Finance North America, LLC 2.00% 2026[4]	23,375	23,489
Daimler Trucks Finance North America, LLC 2.375% 2028[4]	12,025	12,090
Daimler Trucks Finance North America, LLC 2.50% 2031[4]	18,675	18,686
DaimlerChrysler North America Holding Corp. 1.75% 2023[4]	31,720	32,046
DaimlerChrysler North America Holding Corp. 3.65% 2024[4]	16,430	17,298
Ford Motor Credit Company LLC 4.542% 2026	3,697	4,020
Ford Motor Credit Company LLC 3.815% 2027	3,000	3,176
General Motors Company 5.40% 2023	2,222	2,379
General Motors Company 6.125% 2025	32,572	37,448
General Motors Company 4.20% 2027	1,719	1,883
General Motors Company 6.80% 2027	29,197	35,863
General Motors Financial Co. 1.70% 2023	6,057	6,117
General Motors Financial Co. 3.25% 2023	8,417	8,601
General Motors Financial Co. 3.70% 2023	11,361	11,703
General Motors Financial Co. 1.20% 2024	30,175	29,972
General Motors Financial Co. 3.50% 2024	16,273	17,095
General Motors Financial Co. 3.95% 2024	43,175	45,455
General Motors Financial Co. 5.10% 2024	2,739	2,938
General Motors Financial Co. 2.75% 2025	22,201	22,927
General Motors Financial Co. 4.30% 2025	2,040	2,201
General Motors Financial Co. 1.25% 2026	20,000	19,588
General Motors Financial Co. 1.50% 2026	59,227	58,333
General Motors Financial Co. 4.00% 2026	7,853	8,485
General Motors Financial Co. 2.70% 2027	41,426	42,170
General Motors Financial Co. 2.40% 2028	44,149	44,061
General Motors Financial Co. 2.40% 2028	22,789	22,900
General Motors Financial Co. 3.60% 2030	5,785	6,176
General Motors Financial Co. 2.35% 2031	40,455	39,423
General Motors Financial Co. 2.70% 2031	13,855	13,820

16	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Home Depot, Inc. 1.50% 2028	$15,000	$14,814
Home Depot, Inc. 2.95% 2029	2,390	2,549
Home Depot, Inc. 1.875% 2031	10,000	9,847
Hyundai Capital America 2.85% 2022[4]	15,347	15,614
Hyundai Capital America 3.00% 2022[4]	40,140	40,558
Hyundai Capital America 3.25% 2022[4]	4,430	4,515
Hyundai Capital America 3.95% 2022[4]	19,820	19,867
Hyundai Capital America 1.25% 2023[4]	13,111	13,106
Hyundai Capital America 2.375% 2023[4]	39,473	40,030
Hyundai Capital America 5.75% 2023[4]	9,000	9,504
Hyundai Capital America 0.875% 2024[4]	21,810	21,399
Hyundai Capital America 1.00% 2024[4]	93,880	92,313
Hyundai Capital America 3.40% 2024[4]	36,500	38,085
Hyundai Capital America 1.80% 2025[4]	3,275	3,260
Hyundai Capital America 2.65% 2025[4]	51,765	53,087
Hyundai Capital America 5.875% 2025[4]	9,000	10,077
Hyundai Capital America 1.30% 2026[4]	23,790	23,133
Hyundai Capital America 1.50% 2026[4]	26,208	25,502
Hyundai Capital America 1.65% 2026[4]	66,550	65,297
Hyundai Capital America 2.375% 2027[4]	23,641	23,534
Hyundai Capital America 3.00% 2027[4]	41,243	42,706
Hyundai Capital America 1.80% 2028[4]	21,000	20,312
Hyundai Capital America 2.00% 2028[4]	14,708	14,351
Hyundai Capital America 2.10% 2028[4]	31,850	30,968
Hyundai Capital Services, Inc. 1.25% 2026[4]	9,245	9,027
Lowe’s Companies, Inc. 1.70% 2030	5,113	4,864
Marriott International, Inc. 5.75% 2025	1,305	1,470
Marriott International, Inc. 3.125% 2026	1,640	1,705
Marriott International, Inc. 2.85% 2031	710	709
Marriott International, Inc. 2.75% 2033	21,521	20,904
Nissan Motor Acceptance Co. LLC 1.125% 2024[4]	21,300	20,941
Nissan Motor Acceptance Co. LLC 1.85% 2026[4]	48,361	47,235
Nissan Motor Acceptance Co. LLC 2.45% 2028[4]	30,175	29,351
Nissan Motor Co., Ltd. 2.60% 2022[4]	3,350	3,386
Nissan Motor Co., Ltd. 3.043% 2023[4]	800	821
Nissan Motor Co., Ltd. 3.522% 2025[4]	30,055	31,531
Nissan Motor Co., Ltd. 2.00% 2026[4]	42,000	41,410
Nissan Motor Co., Ltd. 4.345% 2027[4]	39,000	42,134
Nissan Motor Co., Ltd. 2.75% 2028[4]	53,150	52,817
Nissan Motor Co., Ltd. 4.81% 2030[4]	44,660	50,000
Sands China, Ltd. 2.30% 2027[4]	8,630	8,133
Stellantis Finance US, Inc. 1.711% 2027[4]	37,275	36,660
Stellantis Finance US, Inc. 2.691% 2031[4]	29,155	28,701
The Board of Trustees of The Leland Stanford Junior University 1.289% 2027	4,000	3,942
Toyota Motor Credit Corp. 3.00% 2025	12,390	13,008
Toyota Motor Credit Corp. 0.80% 2026	19,470	18,948
Volkswagen Group of America Finance, LLC 2.85% 2024[4]	10,113	10,465
Volkswagen Group of America Finance, LLC 1.25% 2025[4]	5,200	5,091
Volkswagen Group of America Finance, LLC 3.35% 2025[4]	10,544	11,102
Volkswagen Group of America Finance, LLC 4.625% 2025[4]	23,511	25,918
		1,835,089

Utilities 0.68%
Abu Dhabi National Energy Company PJSC (TAQA) 4.375% 2025[4]	27,750	30,213
AEP Transmission Co. LLC 3.65% 2050	2,925	3,239
American Electric Power Company, Inc. 1.00% 2025	2,200	2,153
Comisión Federal de Electricidad 4.75% 2027[4]	10,725	11,895
Comisión Federal de Electricidad 3.348% 2031[4]	22,000	21,610
Comisión Federal de Electricidad 4.677% 2051[4]	22,206	20,934
Consumers Energy Co. 3.10% 2050	7,500	7,831
Duke Energy Carolinas, LLC 3.95% 2028	5,340	5,965
Duke Energy Corp. 0.90% 2025	4,575	4,450
Duke Energy Progress, LLC 3.70% 2046	2,250	2,519
Duke Energy Progress, LLC 2.50% 2050	1,026	950
Duke Energy Progress, LLC 2.90% 2051	474	471
Edison International 3.125% 2022	7,625	7,746
Edison International 3.55% 2024	38,511	40,307

American Balanced Fund	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Edison International 4.95% 2025	$750	$816
Edison International 5.75% 2027	14,328	16,348
Edison International 4.125% 2028	21,895	23,128
Electricité de France SA 4.75% 2035[4]	3,500	4,134
Electricité de France SA 4.875% 2038[4]	7,025	8,525
Electricité de France SA 5.60% 2040	1,475	1,941
Emera US Finance LP 0.833% 2024	4,800	4,714
Emera US Finance LP 3.55% 2026	4,430	4,717
Emera US Finance LP 2.639% 2031	6,400	6,298
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7]	2,900	3,346
Enersis Américas SA 4.00% 2026	4,330	4,616
Entergy Corp. 3.75% 2050	5,850	6,311
Eversource Energy 2.70% 2026	4,085	4,210
Exelon Corp., junior subordinated, 3.497% 2022[7]	4,010	4,047
FirstEnergy Corp. 3.50% 2028[4]	4,363	4,653
FirstEnergy Corp. 4.10% 2028[4]	3,900	4,288
FirstEnergy Corp., Series B, 4.40% 2027 (4.15% on 1/15/2022)[7]	11,831	12,752
FirstEnergy Transmission LLC 2.866% 2028[4]	21,285	21,341
Georgia Power Co. 3.70% 2050	1,000	1,066
Jersey Central Power & Light Co. 4.30% 2026[4]	1,458	1,583
Jersey Central Power & Light Co. 2.75% 2032[4]	3,000	3,044
Monongahela Power Co. 3.55% 2027[4]	6,225	6,663
NextEra Energy Capital Holdings, Inc. 1.875% 2027	24,000	24,157
NextEra Energy Capital Holdings, Inc. 2.44% 2032	9,600	9,630
Northeast Utilities 3.15% 2025	4,580	4,776
Northern States Power Co. 3.60% 2046	6,750	7,594
Pacific Gas and Electric Co. 1.75% 2022	47,861	47,861
Pacific Gas and Electric Co. 1.367% 2023	41,955	41,704
Pacific Gas and Electric Co. 3.85% 2023	6,838	7,065
Pacific Gas and Electric Co. 3.40% 2024	4,125	4,269
Pacific Gas and Electric Co. 2.95% 2026	41,014	41,756
Pacific Gas and Electric Co. 3.15% 2026	106,965	109,438
Pacific Gas and Electric Co. 2.10% 2027	3,819	3,690
Pacific Gas and Electric Co. 3.30% 2027	64,132	65,236
Pacific Gas and Electric Co. 3.30% 2027	4,525	4,608
Pacific Gas and Electric Co. 3.00% 2028	21,447	21,619
Pacific Gas and Electric Co. 3.75% 2028	36,497	37,985
Pacific Gas and Electric Co. 4.65% 2028	10,305	11,250
Pacific Gas and Electric Co. 4.55% 2030	128,392	138,949
Pacific Gas and Electric Co. 2.50% 2031	85,442	81,489
Pacific Gas and Electric Co. 3.25% 2031	16,602	16,674
Pacific Gas and Electric Co. 3.30% 2040	13,756	12,779
Pacific Gas and Electric Co. 3.75% 2042	37,848	35,388
Pacific Gas and Electric Co. 3.50% 2050	21,812	20,260
Pennsylvania Electric Co. 3.25% 2028[4]	3,000	3,141
Public Service Electric and Gas Co. 3.05% 2024	3,360	3,511
Public Service Electric and Gas Co. 3.60% 2047	6,175	6,947
Public Service Electric and Gas Co. 3.85% 2049	4,290	5,028
Public Service Electric and Gas Co. 2.05% 2050	5,365	4,545
Puget Energy, Inc. 5.625% 2022	10,707	10,854
San Diego Gas & Electric Co. 1.70% 2030	9,175	8,790
Southern California Edison Co. 3.70% 2025	434	464
Southern California Edison Co. 2.85% 2029	9,970	10,324
Southern California Edison Co. 4.20% 2029	34,158	38,126
Southern California Edison Co. 2.25% 2030	290	286
Southern California Edison Co. 5.35% 2035	26,304	32,801
Southern California Edison Co. 5.75% 2035	10,554	13,598
Southern California Edison Co. 5.625% 2036	22,665	28,593
Southern California Edison Co. 5.55% 2037	11,694	14,593
Southern California Edison Co. 5.95% 2038	11,219	14,529
Southern California Edison Co. 4.50% 2040	48,859	55,260
Southern California Edison Co. 4.00% 2047	35,710	39,461
Southern California Edison Co. 4.125% 2048	30,183	33,937
Southern California Edison Co. 4.875% 2049	9,800	11,993
Southern California Edison Co. 3.65% 2050	25,571	27,126
Southern California Edison Co. 2.95% 2051	1,198	1,144
Southern California Edison Co. 3.65% 2051	4,990	5,420

18	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Southern California Edison Co., Series C, 3.60% 2045	$11,900	$12,219
Southwestern Electric Power Co. 1.65% 2026	13,055	12,961
Southwestern Electric Power Co. 3.25% 2051	390	388
Virginia Electric and Power Co. 2.875% 2029	2,530	2,659
Virginia Electric and Power Co. 2.45% 2050	5,000	4,620
WEC Energy Group, Inc. 2.20% 2028	12,625	12,617
Xcel Energy, Inc. 3.35% 2026	2,560	2,722
Xcel Energy, Inc. 1.75% 2027	22,825	22,634
Xcel Energy, Inc. 2.35% 2031	19,400	19,324
		1,517,616

Industrials 0.62%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 1.75% 2026	10,369	10,180
Air Lease Corp. 0.80% 2024	38,325	37,564
Air Lease Corp. 2.875% 2026	42,555	43,935
Air Lease Corp. 2.10% 2028	27,525	26,569
Avolon Holdings Funding, Ltd. 3.625% 2022[4]	16,305	16,411
Avolon Holdings Funding, Ltd. 3.95% 2024[4]	43,930	46,057
Avolon Holdings Funding, Ltd. 2.125% 2026[4]	38,712	38,031
Avolon Holdings Funding, Ltd. 4.25% 2026[4]	22,800	24,185
Avolon Holdings Funding, Ltd. 4.375% 2026[4]	10,390	11,144
Avolon Holdings Funding, Ltd. 2.528% 2027[4]	7,587	7,375
Avolon Holdings Funding, Ltd. 3.25% 2027[4]	26,760	26,966
Avolon Holdings Funding, Ltd. 2.75% 2028[4]	19,820	19,462
Boeing Company 4.508% 2023	28,132	29,391
Boeing Company 1.95% 2024	21,194	21,445
Boeing Company 2.80% 2024	1,489	1,531
Boeing Company 4.875% 2025	150,447	164,727
Boeing Company 2.196% 2026	77,296	77,341
Boeing Company 2.75% 2026	105,258	108,372
Boeing Company 3.10% 2026	7,224	7,535
Boeing Company 5.04% 2027	62,893	70,867
Boeing Company 3.25% 2028	75,420	78,652
Boeing Company 3.25% 2028	22,113	22,925
Boeing Company 5.15% 2030	54,847	63,955
Boeing Company 3.625% 2031	9,547	10,193
Boeing Company 3.60% 2034	4,240	4,449
Boeing Company 3.50% 2039	821	836
Boeing Company 3.90% 2049	7,056	7,417
Boeing Company 3.75% 2050	4,725	4,924
Boeing Company 5.805% 2050	71,191	96,585
Canadian Pacific Railway, Ltd. 1.75% 2026	4,071	4,088
Canadian Pacific Railway, Ltd. 2.45% 2031	8,414	8,588
Canadian Pacific Railway, Ltd. 3.10% 2051	8,853	9,121
Carrier Global Corp. 2.242% 2025	4,990	5,113
Carrier Global Corp. 2.493% 2027	2,500	2,570
Carrier Global Corp. 3.377% 2040	2,500	2,617
CSX Corp. 3.80% 2028	3,590	3,948
CSX Corp. 4.25% 2029	3,650	4,107
CSX Corp. 4.30% 2048	4,750	5,813
Emerson Electric Co. 1.80% 2027	1,480	1,487
General Electric Capital Corp. 4.418% 2035	2,015	2,408
Honeywell International, Inc. 2.15% 2022	4,490	4,530
Honeywell International, Inc. 2.30% 2024	6,660	6,885
L3Harris Technologies, Inc. 1.80% 2031	22,725	21,718
Masco Corp. 1.50% 2028	6,884	6,668
Masco Corp. 2.00% 2031	6,626	6,357
Masco Corp. 3.125% 2051	3,059	3,047
Mexico City Airport Trust 3.875% 2028[4]	920	955
Mexico City Airport Trust 5.50% 2046	1,290	1,290
Mexico City Airport Trust 5.50% 2047	18,070	18,124
Mexico City Airport Trust 5.50% 2047[4]	5,640	5,657
Norfolk Southern Corp. 3.05% 2050	6,319	6,456
Northrop Grumman Corp. 2.93% 2025	7,120	7,422
Raytheon Technologies Corp. 1.90% 2031	14,845	14,340
Raytheon Technologies Corp. 2.82% 2051	17,000	16,457
Siemens AG 1.20% 2026[4]	33,341	32,827

American Balanced Fund	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Siemens AG 1.70% 2028[4]	$29,740	$29,504
Triton Container International, Ltd. 1.15% 2024[4]	10,482	10,338
Triton Container International, Ltd. 3.15% 2031[4]	19,690	19,878
Union Pacific Corp. 3.15% 2024	4,860	5,068
Union Pacific Corp. 3.75% 2025	3,080	3,330
Union Pacific Corp. 2.375% 2031	1,552	1,584
Union Pacific Corp. 2.891% 2036	10,390	10,905
Union Pacific Corp. 2.95% 2052	19,496	19,778
Union Pacific Corp. 3.75% 2070	3,510	3,991
Union Pacific Corp. 3.799% 2071	3,510	4,077
United Technologies Corp. 3.65% 2023	799	831
United Technologies Corp. 4.125% 2028	4,200	4,702
Vinci SA 3.75% 2029[4]	5,340	5,840
		1,401,443

Communication services 0.38%
Alphabet, Inc. 1.90% 2040	11,445	10,445
Alphabet, Inc. 2.25% 2060	10,640	9,515
AT&T, Inc. 0.90% 2024	19,925	19,845
AT&T, Inc. 1.70% 2026	49,000	48,794
AT&T, Inc. 2.30% 2027	3,530	3,594
AT&T, Inc. 2.25% 2032	20,090	19,435
AT&T, Inc. 3.30% 2052	14,200	13,946
AT&T, Inc. 3.50% 2053	72,755	73,539
AT&T, Inc. 3.55% 2055	14,450	14,527
CCO Holdings LLC and CCO Holdings Capital Corp. 4.908% 2025	2,500	2,755
CCO Holdings LLC and CCO Holdings Capital Corp. 2.25% 2029	34,000	33,201
CCO Holdings LLC and CCO Holdings Capital Corp. 2.80% 2031	4,230	4,191
CCO Holdings LLC and CCO Holdings Capital Corp. 2.30% 2032	21,610	20,541
CCO Holdings LLC and CCO Holdings Capital Corp. 3.70% 2051	5,000	4,847
CenturyLink, Inc. 4.00% 2027[4]	108,942	110,663
Comcast Corp. 3.30% 2027	5,000	5,378
Comcast Corp. 3.40% 2030	2,710	2,961
Comcast Corp. 3.20% 2036	7,250	7,745
Comcast Corp. 3.90% 2038	3,190	3,616
Comcast Corp. 3.75% 2040	2,790	3,129
Comcast Corp. 2.80% 2051	6,250	6,038
Comcast Corp. 2.937% 2056[4]	3,395	3,243
Netflix, Inc. 3.625% 2025[4]	32,150	33,914
Netflix, Inc. 4.875% 2028	1,336	1,525
Netflix, Inc. 5.875% 2028	10,599	12,763
Netflix, Inc. 5.375% 2029[4]	49,747	59,160
Netflix, Inc. 4.875% 2030[4]	11,314	13,214
SBA Tower Trust 1.631% 2026[4]	99,657	98,165
T-Mobile US, Inc. 3.50% 2025	4,090	4,336
T-Mobile US, Inc. 1.50% 2026	3,750	3,708
T-Mobile US, Inc. 2.25% 2026[4]	14,323	14,381
T-Mobile US, Inc. 2.25% 2026	3,136	3,149
T-Mobile US, Inc. 2.625% 2026	49,883	50,198
T-Mobile US, Inc. 3.75% 2027	5,000	5,417
T-Mobile US, Inc. 2.05% 2028	2,390	2,374
T-Mobile US, Inc. 2.40% 2029[4]	8,271	8,358
T-Mobile US, Inc. 2.625% 2029	22,847	22,544
T-Mobile US, Inc. 3.875% 2030	3,750	4,105
T-Mobile US, Inc. 2.875% 2031	29,740	29,423
T-Mobile US, Inc. 3.50% 2031[4]	1,055	1,099
T-Mobile US, Inc. 2.70% 2032[4]	23,688	23,861
T-Mobile US, Inc. 3.40% 2052[4]	2,653	2,646
Verizon Communications, Inc. 2.10% 2028	15,685	15,726
Verizon Communications, Inc. 2.875% 2050	10,000	9,517
Verizon Communications, Inc. 3.55% 2051	3,750	4,048
Vodafone Group PLC 4.375% 2028	5,000	5,631
Vodafone Group PLC 5.25% 2048	2,500	3,264
		854,474

20	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care 0.35%
AbbVie, Inc. 2.30% 2022	$5,990	$6,075
AbbVie, Inc. 2.95% 2026	2,310	2,436
AmerisourceBergen Corp. 0.737% 2023	25,131	25,072
Amgen, Inc. 2.20% 2027	2,670	2,735
AstraZeneca Finance LLC 1.20% 2026	12,512	12,365
AstraZeneca Finance LLC 1.75% 2028	7,483	7,445
AstraZeneca Finance LLC 2.25% 2031	437	440
AstraZeneca PLC 3.375% 2025	5,000	5,371
AstraZeneca PLC 3.00% 2051	1,432	1,505
Banner Health 1.897% 2031	5,000	4,873
Banner Health 2.913% 2051	6,675	6,766
Baxter International, Inc. 1.322% 2024[4]	34,825	34,798
Baxter International, Inc. 1.915% 2027[4]	23,217	23,316
Baxter International, Inc. 2.272% 2028[4]	15,577	15,702
Bayer US Finance II LLC 3.875% 2023[4]	6,490	6,785
Bayer US Finance II LLC 4.25% 2025[4]	52,921	57,290
Bayer US Finance II LLC 4.375% 2028[4]	475	531
Baylor Scott & White Holdings 0.827% 2025	5,462	5,309
Baylor Scott & White Holdings 1.777% 2030	21,418	20,693
Becton, Dickinson and Company 3.363% 2024	3,047	3,192
Boston Scientific Corp. 3.45% 2024	2,980	3,118
Boston Scientific Corp. 3.85% 2025	6,357	6,840
Boston Scientific Corp. 3.75% 2026	2,920	3,140
Boston Scientific Corp. 4.00% 2029	7,840	8,714
Centene Corp. 4.25% 2027	59,715	62,356
Centene Corp. 2.45% 2028	48,640	47,985
Centene Corp. 4.625% 2029	74,430	80,399
Centene Corp. 3.00% 2030	455	463
Centene Corp. 3.375% 2030	49,862	50,862
Centene Corp. 2.50% 2031	32,080	31,284
Centene Corp. 2.625% 2031	11,180	10,975
Cigna Corp. 1.25% 2026	34,137	33,676
Eli Lilly and Company 3.375% 2029	1,450	1,599
Gilead Sciences, Inc. 1.65% 2030	5,826	5,590
Medtronic, Inc. 3.50% 2025	1,749	1,863
Merck & Co., Inc. 2.90% 2024	6,040	6,305
Merck & Co., Inc. 1.90% 2028	13,052	13,122
Merck & Co., Inc. 2.15% 2031	9,896	9,932
Merck & Co., Inc. 2.75% 2051	5,514	5,467
Novant Health, Inc. 3.168% 2051	34,790	36,597
Novartis Capital Corp. 1.75% 2025	5,160	5,235
Novartis Capital Corp. 2.00% 2027	5,544	5,636
Pfizer, Inc. 2.95% 2024	3,520	3,667
Pfizer, Inc. 3.45% 2029	2,500	2,754
Sharp HealthCare 2.68% 2050	17,350	16,468
Summa Health 3.511% 2051	20,290	21,456
Sutter Health 1.321% 2025	6,000	5,952
Thermo Fisher Scientific, Inc. 1.75% 2028	6,307	6,271
Thermo Fisher Scientific, Inc. 2.00% 2031	18,552	18,297
Trinity Health Corp. 2.632% 2040	5,000	4,912
UnitedHealth Group, Inc. 1.15% 2026	6,757	6,690
UnitedHealth Group, Inc. 2.30% 2031	5,918	6,027
UnitedHealth Group, Inc. 3.05% 2041	10,000	10,481
UnitedHealth Group, Inc. 3.25% 2051	6,461	7,004
Viatris, Inc. 1.65% 2025	7,357	7,335
West Virginia United Health System Obligated Group 3.129% 2050	4,625	4,565
		795,736

Consumer staples 0.32%
7-Eleven, Inc. 0.95% 2026[4]	665	645
7-Eleven, Inc. 1.30% 2028[4]	10,900	10,389
7-Eleven, Inc. 1.80% 2031[4]	18,668	17,685
Altria Group, Inc. 2.35% 2025	7,671	7,857
Altria Group, Inc. 4.40% 2026	3,939	4,343
Altria Group, Inc. 3.40% 2030	3,494	3,619
Altria Group, Inc. 5.80% 2039	1,000	1,204
Altria Group, Inc. 3.40% 2041	22,085	20,408

American Balanced Fund	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Altria Group, Inc. 5.95% 2049	$49,352	$61,718
Altria Group, Inc. 3.70% 2051	22,460	20,977
Anheuser-Busch InBev NV 4.35% 2040	20,000	23,554
Anheuser-Busch InBev NV 4.60% 2048	10,000	12,255
British American Tobacco International Finance PLC 3.95% 2025[4]	2,125	2,259
British American Tobacco International Finance PLC 1.668% 2026	20,205	19,855
British American Tobacco PLC 3.557% 2027	9,120	9,572
British American Tobacco PLC 4.70% 2027	5,241	5,769
British American Tobacco PLC 2.259% 2028	17,837	17,396
British American Tobacco PLC 3.462% 2029	2,500	2,593
British American Tobacco PLC 4.906% 2030	130	146
British American Tobacco PLC 2.726% 2031	4,625	4,494
British American Tobacco PLC 4.39% 2037	53,665	56,640
British American Tobacco PLC 4.54% 2047	86,885	91,077
British American Tobacco PLC 4.758% 2049	56,741	61,075
Coca-Cola Company 1.00% 2028	6,090	5,858
Conagra Brands, Inc. 1.375% 2027	6,375	6,093
Conagra Brands, Inc. 5.30% 2038	1,050	1,329
Constellation Brands, Inc. 3.60% 2028	2,500	2,702
Constellation Brands, Inc. 2.25% 2031	4,462	4,366
Costco Wholesale Corp. 1.375% 2027	6,670	6,623
Imperial Tobacco Finance PLC 3.50% 2023[4]	10,000	10,189
JBS Luxembourg SARL 2.50% 2027[4]	34,174	33,833
JBS Luxembourg SARL 3.625% 2032[4]	13,183	13,255
JBS Luxembourg SARL 3.625% 2032	288	290
JBS USA Lux SA 5.50% 2030[4]	3,220	3,507
JBS USA Lux SA 3.00% 2032[4]	23,750	23,780
Keurig Dr Pepper, Inc. 4.417% 2025	5,000	5,444
Keurig Dr Pepper, Inc. 4.597% 2028	3,270	3,722
Keurig Dr Pepper, Inc. 3.20% 2030	2,510	2,657
Keurig Dr Pepper, Inc. 4.985% 2038	7,945	9,847
Kimberly-Clark Corp. 3.10% 2030	3,885	4,190
PepsiCo, Inc. 2.625% 2041	20,000	20,276
PepsiCo, Inc. 2.75% 2051	10,000	10,275
Philip Morris International, Inc. 2.625% 2022	7,740	7,747
Philip Morris International, Inc. 2.875% 2024	5,270	5,482
Philip Morris International, Inc. 1.50% 2025	6,434	6,445
Philip Morris International, Inc. 0.875% 2026	24,896	24,020
Philip Morris International, Inc. 1.75% 2030	24,609	23,440
Reckitt Benckiser Group PLC 2.375% 2022[4]	4,750	4,786
Reynolds American, Inc. 5.85% 2045	12,364	15,055
Sysco Corp. 2.45% 2031	19,737	19,783
		730,524

Information technology 0.22%
Analog Devices, Inc. 1.70% 2028	8,576	8,555
Analog Devices, Inc. 2.10% 2031	7,571	7,595
Analog Devices, Inc. 2.80% 2041	22,698	23,003
Analog Devices, Inc. 2.95% 2051	6,514	6,707
Apple, Inc. 3.00% 2024	2,500	2,606
Apple, Inc. 1.125% 2025	3,800	3,791
Apple, Inc. 0.70% 2026	19,820	19,429
Apple, Inc. 1.20% 2028	29,740	28,903
Apple, Inc. 1.65% 2031	19,820	19,371
Apple, Inc. 2.40% 2050	19,820	18,662
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.875% 2027	240	260
Broadcom, Inc. 2.45% 2031[4]	21,139	20,750
Broadcom, Inc. 2.60% 2033[4]	21,763	21,248
Broadcom, Inc. 3.469% 2034[4]	51,825	54,312
Broadcom, Inc. 3.137% 2035[4]	61,129	61,559
Broadcom, Inc. 3.187% 2036[4]	24,991	24,985
Broadcom, Inc. 3.50% 2041[4]	34,033	34,992
Broadcom, Inc. 3.75% 2051[4]	22,445	23,522
Fidelity National Information Services, Inc. 3.10% 2041	2,590	2,620
Fiserv, Inc. 3.50% 2029	5,365	5,775
Intuit, Inc. 0.95% 2025	3,170	3,127
Intuit, Inc. 1.35% 2027	2,890	2,828

22	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Intuit, Inc. 1.65% 2030	$3,830	$3,698
Mastercard, Inc. 2.00% 2031	14,273	14,242
Microsoft Corp. 2.921% 2052	6,749	7,184
Oracle Corp. 3.65% 2041	14,870	15,056
Oracle Corp. 3.95% 2051	12,067	12,548
PayPal Holdings, Inc. 1.65% 2025	4,660	4,721
PayPal Holdings, Inc. 2.85% 2029	7,100	7,480
PayPal Holdings, Inc. 2.30% 2030	4,583	4,660
salesforce.com, inc. 1.50% 2028	7,650	7,563
salesforce.com, inc. 1.95% 2031	4,100	4,065
salesforce.com, inc. 2.70% 2041	4,700	4,703
VeriSign, Inc. 2.70% 2031	3,958	3,984
Visa, Inc. 3.15% 2025	6,000	6,408
Visa, Inc. 2.05% 2030	7,390	7,493
		498,405

Real estate 0.14%
Alexandria Real Estate Equities, Inc. 3.95% 2028	2,720	3,005
Alexandria Real Estate Equities, Inc. 3.375% 2031	3,540	3,816
Alexandria Real Estate Equities, Inc. 4.85% 2049	2,040	2,643
Alexandria Real Estate Equities, Inc. 4.00% 2050	5,210	6,093
American Campus Communities, Inc. 2.85% 2030	2,270	2,318
American Campus Communities, Inc. 3.875% 2031	2,066	2,291
American Tower Corp. 1.45% 2026	10,457	10,243
American Tower Corp. 1.60% 2026	19,844	19,661
American Tower Corp. 3.60% 2028	3,750	4,043
American Tower Corp. 2.30% 2031	12,573	12,225
American Tower Corp. 2.95% 2051	24,320	23,104
Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[4]	8,150	7,999
Corporate Office Properties LP 2.00% 2029	6,210	5,976
Corporate Office Properties LP 2.75% 2031	6,187	6,158
Corporate Office Properties LP 2.90% 2033	28,399	27,795
Equinix, Inc. 2.625% 2024	2,650	2,732
Equinix, Inc. 1.25% 2025	7,722	7,591
Equinix, Inc. 1.45% 2026	7,422	7,282
Equinix, Inc. 2.90% 2026	7,885	8,174
Equinix, Inc. 1.80% 2027	6,342	6,244
Equinix, Inc. 2.00% 2028	745	732
Equinix, Inc. 3.20% 2029	2,825	2,972
Equinix, Inc. 2.15% 2030	5,000	4,866
Equinix, Inc. 2.50% 2031	13,828	13,834
Equinix, Inc. 3.00% 2050	2,960	2,840
Equinix, Inc. 3.40% 2052	8,194	8,375
Essex Portfolio LP 3.875% 2024	7,220	7,605
Essex Portfolio LP 3.50% 2025	7,445	7,866
Essex Portfolio LP 3.375% 2026	2,395	2,543
Extra Space Storage, Inc. 2.35% 2032	10,538	10,256
Gaming and Leisure Properties, Inc. 3.35% 2024	2,400	2,488
Gaming and Leisure Properties, Inc. 4.00% 2030	5,000	5,297
Invitation Homes Operating Partnership LP 2.00% 2031	10,194	9,611
Public Storage 2.37% 2022	2,160	2,186
Public Storage 0.875% 2026	5,150	5,021
Public Storage 1.50% 2026	8,174	8,158
Public Storage 1.85% 2028	10,252	10,239
Public Storage 1.95% 2028	6,081	6,065
Public Storage 2.30% 2031	10,262	10,367
Scentre Group 3.25% 2025[4]	1,780	1,874
Scentre Group 3.75% 2027[4]	7,630	8,224
Sun Communities Operating LP 2.30% 2028	6,430	6,427
Sun Communities Operating LP 2.70% 2031	1,753	1,741
		308,980

Materials 0.12%
Air Products and Chemicals, Inc. 1.50% 2025	2,610	2,621
Air Products and Chemicals, Inc. 1.85% 2027	7,229	7,337
Air Products and Chemicals, Inc. 2.05% 2030	3,140	3,162
Anglo American Capital PLC 5.375% 2025[4]	5,000	5,532

American Balanced Fund	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Anglo American Capital PLC 2.25% 2028[4]	$4,194	$4,122
Anglo American Capital PLC 3.95% 2050[4]	5,000	5,321
Chevron Phillips Chemical Co. LLC 3.30% 2023[4]	2,440	2,513
Dow Chemical Co. 4.80% 2049	3,200	4,081
Dow Chemical Co. 3.60% 2050	11,345	12,319
Eastman Chemical Co. 3.80% 2025	7,405	7,914
Glencore Funding LLC 4.125% 2024[4]	4,130	4,345
Huntsman International LLC 2.95% 2031	3,580	3,634
International Flavors & Fragrances, Inc. 3.468% 2050[4]	19,820	20,813
LYB International Finance III, LLC 1.25% 2025	14,881	14,646
LYB International Finance III, LLC 2.25% 2030	19,263	19,183
LYB International Finance III, LLC 3.375% 2040	21,156	22,081
LYB International Finance III, LLC 3.625% 2051	74,595	79,164
LYB International Finance III, LLC 3.80% 2060	9,869	10,458
Mosaic Co. 3.25% 2022	4,750	4,843
Mosaic Co. 4.05% 2027	4,490	4,958
Newcrest Finance Pty, Ltd. 4.20% 2050[4]	2,580	2,935
Rio Tinto Finance (USA), Ltd. 2.75% 2051	7,348	7,299
Sherwin-Williams Company 2.75% 2022	425	428
Sherwin-Williams Company 3.125% 2024	4,260	4,449
Sherwin-Williams Company 2.30% 2030	3,631	3,627
Sherwin-Williams Company 3.80% 2049	2,500	2,824
Sherwin-Williams Company 3.30% 2050	2,500	2,641
Westlake Chemical Corp. 4.375% 2047	2,500	2,947
		266,197

Municipals 0.01%
The Rockefeller Foundation 2.492% 2050	16,850	16,620

Total corporate bonds, notes & loans		14,275,938

Mortgage-backed obligations 5.32%
Federal agency mortgage-backed obligations 4.54%
Fannie Mae Pool #AI8140 3.50% 2026[8]	9	10
Fannie Mae Pool #AP7539 3.00% 2027[8]	257	269
Fannie Mae Pool #AO8678 3.00% 2027[8]	104	110
Fannie Mae Pool #AP7788 3.00% 2027[8]	82	86
Fannie Mae Pool #AK4347 3.00% 2027[8]	60	63
Fannie Mae Pool #AP0457 3.00% 2027[8]	25	26
Fannie Mae Pool #AQ4458 3.00% 2027[8]	10	10
Fannie Mae Pool #MA1062 3.00% 2027[8]	3	3
Fannie Mae Pool #AK6769 3.50% 2027[8]	10	10
Fannie Mae Pool #AL4693 3.00% 2028[8]	42	44
Fannie Mae Pool #AL3802 3.00% 2028[8]	29	31
Fannie Mae Pool #AL5878 3.50% 2029[8]	179	191
Fannie Mae Pool #FM1465 3.00% 2030[8]	251	265
Fannie Mae Pool #BA0496 3.50% 2030[8]	105	111
Fannie Mae Pool #AL7688 3.50% 2030[8]	78	82
Fannie Mae Pool #AZ5722 3.50% 2030[8]	12	12
Fannie Mae Pool #AL7972 3.50% 2031[8]	122	130
Fannie Mae Pool #BE7150 3.50% 2032[8]	181	191
Fannie Mae Pool #CA0960 3.50% 2032[8]	11	11
Fannie Mae Pool #BJ7443 3.00% 2033[8]	16	17
Fannie Mae Pool #AS0727 3.50% 2033[8]	79	85
Fannie Mae Pool #BJ9002 3.50% 2033[8]	23	25
Fannie Mae Pool #CA1270 3.50% 2033[8]	9	10
Fannie Mae Pool #555880 5.50% 2033[8]	912	1,023
Fannie Mae Pool #555956 5.50% 2033[8]	818	925
Fannie Mae Pool #357399 5.50% 2033[8]	93	105
Fannie Mae Pool #FM1394 3.00% 2034[8]	43	45
Fannie Mae Pool #FM5285 3.00% 2035[8]	57,143	60,391
Fannie Mae Pool #MA2138 3.50% 2035[8]	194	207
Fannie Mae Pool #AA0914 5.00% 2035[8]	258	288
Fannie Mae Pool #745092 6.50% 2035[8]	911	1,022
Fannie Mae Pool #887695 6.00% 2036[8]	277	321
Fannie Mae Pool #FM3124 3.00% 2037[8]	61,082	64,161
Fannie Mae Pool #888292 6.00% 2037[8]	2,362	2,742
Fannie Mae Pool #888746 6.50% 2037[8]	551	638

24	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #256860 6.50% 2037[8]	$276	$317
Fannie Mae Pool #MA3412 3.50% 2038[8]	373	395
Fannie Mae Pool #MA3280 3.50% 2038[8]	145	154
Fannie Mae Pool #MA3539 4.50% 2038[8]	150	162
Fannie Mae Pool #889658 6.50% 2038[8]	801	924
Fannie Mae Pool #FM1441 3.50% 2039[8]	492	519
Fannie Mae Pool #AD0679 5.50% 2039[8]	25	28
Fannie Mae Pool #AE0395 4.50% 2040[8]	2,959	3,245
Fannie Mae Pool #AE3049 4.50% 2040[8]	2,400	2,647
Fannie Mae Pool #AE5471 4.50% 2040[8]	1,900	2,102
Fannie Mae Pool #AD8536 5.00% 2040[8]	1,444	1,610
Fannie Mae Pool #AE2513 5.00% 2040[8]	912	1,035
Fannie Mae Pool #AE4689 5.00% 2040[8]	433	475
Fannie Mae Pool #932752 5.00% 2040[8]	372	420
Fannie Mae Pool #MA4387 2.00% 2041[8]	34,902	35,475
Fannie Mae Pool #AI2503 4.00% 2041[8]	2,528	2,776
Fannie Mae Pool #AH3575 4.50% 2041[8]	2,859	3,163
Fannie Mae Pool #AI5589 4.50% 2041[8]	44	49
Fannie Mae Pool #AH5452 5.00% 2041[8]	756	856
Fannie Mae Pool #AI8121 5.00% 2041[8]	657	736
Fannie Mae Pool #AI0582 5.00% 2041[8]	605	686
Fannie Mae Pool #AI4289 5.00% 2041[8]	392	444
Fannie Mae Pool #AI3894 5.00% 2041[8]	313	344
Fannie Mae Pool #AI7218 5.00% 2041[8]	308	336
Fannie Mae Pool #AH9420 5.00% 2041[8]	289	318
Fannie Mae Pool #AH9370 5.00% 2041[8]	277	303
Fannie Mae Pool #AH9938 5.00% 2041[8]	221	250
Fannie Mae Pool #AI6576 5.00% 2041[8]	128	143
Fannie Mae Pool #MA0791 5.00% 2041[8]	119	135
Fannie Mae Pool #AI7159 5.00% 2041[8]	116	127
Fannie Mae Pool #AI4296 5.00% 2041[8]	106	120
Fannie Mae Pool #AI7058 5.00% 2041[8]	51	56
Fannie Mae Pool #AI1865 5.00% 2041[8]	36	41
Fannie Mae Pool #AI4563 5.00% 2041[8]	5	5
Fannie Mae Pool #AJ1422 5.00% 2041[8]	4	4
Fannie Mae Pool #AK2147 5.00% 2042[8]	228	248
Fannie Mae Pool #AT7696 3.50% 2043[8]	5,446	5,871
Fannie Mae Pool #AT7689 3.50% 2043[8]	2,377	2,565
Fannie Mae Pool #AT7680 3.50% 2043[8]	990	1,068
Fannie Mae Pool #AQ9302 3.50% 2043[8]	622	671
Fannie Mae Pool #AU8813 4.00% 2043[8]	315	350
Fannie Mae Pool #AU9348 4.00% 2043[8]	213	237
Fannie Mae Pool #AU9350 4.00% 2043[8]	177	194
Fannie Mae Pool #AV1538 4.50% 2043[8]	5,171	5,683
Fannie Mae Pool #AL8354 3.50% 2045[8]	7,105	7,644
Fannie Mae Pool #FM2795 3.00% 2046[8]	4,481	4,690
Fannie Mae Pool #AS8310 3.00% 2046[8]	3,442	3,667
Fannie Mae Pool #MA2608 3.00% 2046[8]	1,572	1,650
Fannie Mae Pool #MA2771 3.00% 2046[8]	1,389	1,449
Fannie Mae Pool #AL8522 3.50% 2046[8]	11,344	12,207
Fannie Mae Pool #BC0157 3.50% 2046[8]	7,756	8,358
Fannie Mae Pool #AS6789 3.50% 2046[8]	7,318	7,827
Fannie Mae Pool #AL9499 3.50% 2046[8]	6,586	7,062
Fannie Mae Pool #AS7168 3.50% 2046[8]	4,821	5,160
Fannie Mae Pool #BD9665 4.00% 2046[8]	1,161	1,252
Fannie Mae Pool #BC7611 4.00% 2046[8]	886	959
Fannie Mae Pool #BF0364 3.00% 2047[8]	26,660	27,901
Fannie Mae Pool #MA2863 3.00% 2047[8]	26,488	27,798
Fannie Mae Pool #BM1179 3.00% 2047[8]	4,144	4,398
Fannie Mae Pool #BM3528 3.50% 2047[8]	40,670	43,804
Fannie Mae Pool #BH4022 3.50% 2047[8]	20,278	21,485
Fannie Mae Pool #CA0854 3.50% 2047[8]	8,850	9,493
Fannie Mae Pool #CA0770 3.50% 2047[8]	5,723	6,065
Fannie Mae Pool #BE3151 3.50% 2047[8]	1,276	1,369
Fannie Mae Pool #BE3162 3.50% 2047[8]	1,162	1,239
Fannie Mae Pool #BH6387 3.50% 2047[8]	607	641
Fannie Mae Pool #BH7779 3.50% 2047[8]	37	39

American Balanced Fund	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA0453 4.00% 2047[8]	$23,969	$25,609
Fannie Mae Pool #MA3149 4.00% 2047[8]	17,405	18,639
Fannie Mae Pool #MA3183 4.00% 2047[8]	4,257	4,563
Fannie Mae Pool #BM4413 4.50% 2047[8]	9,633	10,416
Fannie Mae Pool #CA0623 4.50% 2047[8]	4,124	4,461
Fannie Mae Pool #BE9242 4.50% 2047[8]	25	27
Fannie Mae Pool #257030 6.50% 2047[8]	71	76
Fannie Mae Pool #947661 6.50% 2047[8]	38	40
Fannie Mae Pool #256975 7.00% 2047[8]	39	45
Fannie Mae Pool #920015 7.00% 2047[8]	37	42
Fannie Mae Pool #257036 7.00% 2047[8]	12	14
Fannie Mae Pool #256893 7.00% 2047[8]	9	10
Fannie Mae Pool #BF0293 3.00% 2048[8]	82,895	87,574
Fannie Mae Pool #BF0323 3.00% 2048[8]	40,690	43,037
Fannie Mae Pool #BM5822 3.00% 2048[8]	19,986	20,902
Fannie Mae Pool #BF0325 3.50% 2048[8]	53,060	56,921
Fannie Mae Pool #BF0318 3.50% 2048[8]	40,225	43,152
Fannie Mae Pool #BM4033 3.50% 2048[8]	23,377	25,007
Fannie Mae Pool #CA1532 3.50% 2048[8]	12,517	13,272
Fannie Mae Pool #BM3714 3.50% 2048[8]	7,127	7,622
Fannie Mae Pool #BJ6760 3.50% 2048[8]	4,557	4,852
Fannie Mae Pool #BM3332 3.50% 2048[8]	1,825	1,953
Fannie Mae Pool #BK7655 3.931% 2048[8,9]	3,920	4,059
Fannie Mae Pool #BK0199 4.00% 2048[8]	4,269	4,557
Fannie Mae Pool #BK1198 4.00% 2048[8]	2,410	2,572
Fannie Mae Pool #CA2377 4.00% 2048[8]	1,376	1,466
Fannie Mae Pool #BM2007 4.00% 2048[8]	674	718
Fannie Mae Pool #FM1784 4.00% 2048[8]	269	289
Fannie Mae Pool #BJ4342 4.00% 2048[8]	239	255
Fannie Mae Pool #MA3384 4.00% 2048[8]	220	235
Fannie Mae Pool #CA1542 4.00% 2048[8]	194	210
Fannie Mae Pool #CA1015 4.00% 2048[8]	82	88
Fannie Mae Pool #MA3277 4.00% 2048[8]	65	69
Fannie Mae Pool #BJ9260 4.00% 2048[8]	22	23
Fannie Mae Pool #BJ2751 4.50% 2048[8]	8,857	9,524
Fannie Mae Pool #CA2204 4.50% 2048[8]	3,735	3,996
Fannie Mae Pool #BK1135 4.50% 2048[8]	382	410
Fannie Mae Pool #CA2493 4.50% 2048[8]	266	286
Fannie Mae Pool #CA2642 4.50% 2048[8]	223	240
Fannie Mae Pool #BK9902 4.50% 2048[8]	95	103
Fannie Mae Pool #BJ8318 4.50% 2048[8]	88	95
Fannie Mae Pool #BJ5829 4.50% 2048[8]	84	90
Fannie Mae Pool #BK9366 4.50% 2048[8]	28	30
Fannie Mae Pool #BK9598 4.50% 2048[8]	25	27
Fannie Mae Pool #CA4533 3.00% 2049[8]	41,064	43,315
Fannie Mae Pool #CA4756 3.00% 2049[8]	22,470	23,614
Fannie Mae Pool #BO4808 3.00% 2049[8]	18,864	19,758
Fannie Mae Pool #CA3807 3.00% 2049[8]	5,616	5,920
Fannie Mae Pool #CA3806 3.00% 2049[8]	3,433	3,628
Fannie Mae Pool #FM7504 3.50% 2049[8]	78,049	82,233
Fannie Mae Pool #CA4800 3.50% 2049[8]	64,995	70,313
Fannie Mae Pool #CA4079 3.50% 2049[8]	30,542	32,441
Fannie Mae Pool #FM2318 3.50% 2049[8]	29,960	32,024
Fannie Mae Pool #CA3068 3.50% 2049[8]	6,247	6,711
Fannie Mae Pool #CA4112 3.50% 2049[8]	1,286	1,391
Fannie Mae Pool #CA3814 3.50% 2049[8]	1,123	1,215
Fannie Mae Pool #BO5349 3.50% 2049[8]	127	134
Fannie Mae Pool #BO1345 3.50% 2049[8]	43	45
Fannie Mae Pool #FM1913 4.00% 2049[8]	4,881	5,246
Fannie Mae Pool #CA3976 4.00% 2049[8]	2,008	2,163
Fannie Mae Pool #CA3184 4.00% 2049[8]	355	383
Fannie Mae Pool #CA4432 4.00% 2049[8]	225	243
Fannie Mae Pool #FM1668 4.00% 2049[8]	179	194
Fannie Mae Pool #CA6579 2.00% 2050[8]	56,681	56,789
Fannie Mae Pool #CA8285 3.00% 2050[8]	59,228	62,774
Fannie Mae Pool #CB2375 2.50% 2051[8]	90,222	92,793
Fannie Mae Pool #CB2319 2.50% 2051[8]	88,425	91,337

26	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB2372 2.50% 2051[8]	$42,696	$44,116
Fannie Mae Pool #BT9483 2.50% 2051[8]	33,517	34,580
Fannie Mae Pool #BT9510 2.50% 2051[8]	33,355	34,483
Fannie Mae Pool #CB2371 2.50% 2051[8]	24,886	25,728
Fannie Mae Pool #CB2373 2.50% 2051[8]	15,662	16,158
Fannie Mae Pool #CA9308 3.00% 2051[8]	140,693	149,455
Fannie Mae Pool #CA8870 3.00% 2051[8]	137,029	144,315
Fannie Mae Pool #FM8453 3.00% 2051[8]	59,759	63,301
Fannie Mae Pool #FM9632 3.00% 2051[8]	48,878	51,546
Fannie Mae Pool #FM9631 3.00% 2051[8]	20,692	21,838
Fannie Mae Pool #CA8969 3.00% 2051[8]	1,719	1,803
Fannie Mae Pool #BF0189 3.00% 2057[8]	10,441	11,063
Fannie Mae Pool #BF0174 3.00% 2057[8]	6,607	6,935
Fannie Mae Pool #BF0177 3.00% 2057[8]	6,475	6,863
Fannie Mae Pool #BF0145 3.50% 2057[8]	142,109	153,983
Fannie Mae Pool #BF0219 3.50% 2057[8]	31,730	34,068
Fannie Mae Pool #BF0262 3.00% 2058[8]	591	626
Fannie Mae Pool #BF0226 3.50% 2058[8]	43,038	46,875
Fannie Mae Pool #BF0332 3.00% 2059[8]	83,384	88,352
Fannie Mae Pool #BF0497 3.00% 2060[8]	41,169	43,461
Fannie Mae Pool #BF0481 3.50% 2060[8]	113,851	123,319
Fannie Mae, Series 2012-M13, Class A2, Multi Family, 2.377% 2022[8]	206	207
Fannie Mae, Series 2012-M9, Class A2, Multi Family, 2.482% 2022[8]	2,261	2,267
Fannie Mae, Series 2015-M4, Class AV2, Multi Family, 2.509% 2022[8,9]	199	200
Fannie Mae, Series 2012-M5, Class A2, Multi Family, 2.715% 2022[8]	204	204
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[8]	1	1
Fannie Mae, Series 2016-M2, Class AV2, Multi Family, 2.152% 2023[8]	547	551
Fannie Mae, Series 2016-M3, Class ASQ2, Multi Family, 2.263% 2023[8]	68	68
Fannie Mae, Series 2013-M12, Class APT, Multi Family, 2.405% 2023[8,9]	596	603
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.526% 2024[8,9]	476	486
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.554% 2024[8,9]	805	827
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.578% 2024[8,9]	548	566
Fannie Mae, Series 2014-M9, Class A2, Multi Family, 3.103% 2024[8,9]	14,168	14,722
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.489% 2024[8,9]	6,259	6,510
Fannie Mae, Series 2016-M9, Class A1, Multi Family, 2.003% 2026[8]	76	78
Fannie Mae, Series 2016-M5, Class A1, Multi Family, 2.073% 2026[8]	640	653
Fannie Mae, Series 2016-M11, Class A1, Multi Family, 2.08% 2026[8]	968	984
Fannie Mae, Series 2016-M12, Class A1, Multi Family, 2.132% 2026[8]	405	412
Fannie Mae, Series 2016-M6, Class A1, Multi Family, 2.137% 2026[8]	58	58
Fannie Mae, Series 2016-M4, Class A1, Multi Family, 2.187% 2026[8]	439	448
Fannie Mae, Series 2017-M3, Class A2, Multi Family, 2.466% 2026[8,9]	35,518	37,037
Fannie Mae, Series 2017-M7, Class A1, Multi Family, 2.595% 2026[8]	105	106
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[8,9]	22,206	23,526
Fannie Mae, Series 2017-M15, Class ATS1, Multi Family, 2.987% 2027[4,8]	67	68
Fannie Mae, Series 2017-M12, Class A2, Multi Family, 3.069% 2027[8,9]	27,388	29,389
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036[8]	409	376
Freddie Mac Pool #ZS8455 3.00% 2027[8]	348	365
Freddie Mac Pool #ZK3970 3.00% 2027[8]	244	256
Freddie Mac Pool #ZK4375 3.00% 2027[8]	170	179
Freddie Mac Pool #ZK4018 3.00% 2027[8]	6	6
Freddie Mac Pool #D97504 6.50% 2027[8]	165	176
Freddie Mac Pool #C91130 6.50% 2027[8]	78	87
Freddie Mac Pool #ZK5302 3.00% 2028[8]	803	847
Freddie Mac Pool #ZS6976 3.00% 2028[8]	139	146
Freddie Mac Pool #ZK5749 3.00% 2028[8]	93	98
Freddie Mac Pool #ZK6181 3.00% 2028[8]	89	94
Freddie Mac Pool #C91150 6.50% 2028[8]	96	106
Freddie Mac Pool #ZK7590 3.00% 2029[8]	2,791	2,940
Freddie Mac Pool #ZK7593 3.00% 2029[8]	245	257
Freddie Mac Pool #G16210 3.50% 2032[8]	42	45
Freddie Mac Pool #G16663 3.00% 2033[8]	8,318	8,768
Freddie Mac Pool #G16426 3.00% 2033[8]	4,666	4,949
Freddie Mac Pool #ZA2384 3.50% 2035[8]	252	270
Freddie Mac Pool #C91912 3.00% 2037[8]	19,638	20,650
Freddie Mac Pool #C91917 3.00% 2037[8]	8,958	9,419
Freddie Mac Pool #G06028 5.50% 2037[8]	150	165
Freddie Mac Pool #A56076 5.50% 2037[8]	20	22

American Balanced Fund	27

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #ZT1449 3.00% 2038[8]	$9,315	$9,850
Freddie Mac Pool #ZA2505 3.50% 2038[8]	96	101
Freddie Mac Pool #G08248 5.50% 2038[8]	52	60
Freddie Mac Pool #G05979 5.50% 2038[8]	26	29
Freddie Mac Pool #G04552 6.00% 2038[8]	463	536
Freddie Mac Pool #G05546 5.50% 2039[8]	109	124
Freddie Mac Pool #1B7749 2.13% 2040[8,9]	7	7
Freddie Mac Pool #G05937 4.50% 2040[8]	3,034	3,356
Freddie Mac Pool #A90351 4.50% 2040[8]	111	119
Freddie Mac Pool #Q03821 4.50% 2041[8]	439	480
Freddie Mac Pool #A97543 4.50% 2041[8]	398	431
Freddie Mac Pool #A97669 4.50% 2041[8]	216	240
Freddie Mac Pool #A96552 4.50% 2041[8]	100	107
Freddie Mac Pool #Q01190 4.50% 2041[8]	90	97
Freddie Mac Pool #Q03795 4.50% 2041[8]	35	38
Freddie Mac Pool #Q01160 5.00% 2041[8]	154	175
Freddie Mac Pool #Q11220 3.50% 2042[8]	519	559
Freddie Mac Pool #V80026 3.00% 2043[8]	33	34
Freddie Mac Pool #G07921 3.50% 2043[8]	443	477
Freddie Mac Pool #Q23190 4.00% 2043[8]	273	299
Freddie Mac Pool #Q23185 4.00% 2043[8]	221	246
Freddie Mac Pool #Q26734 4.00% 2044[8]	1,950	2,136
Freddie Mac Pool #760014 2.843% 2045[8,9]	958	991
Freddie Mac Pool #SD0480 3.50% 2045[8]	11,546	12,505
Freddie Mac Pool #Q37988 4.00% 2045[8]	5,249	5,750
Freddie Mac Pool #G60344 4.00% 2045[8]	4,535	4,994
Freddie Mac Pool #Z40130 3.00% 2046[8]	17,156	18,224
Freddie Mac Pool #G60744 3.50% 2046[8]	2,061	2,205
Freddie Mac Pool #V82628 4.00% 2046[8]	10,729	11,699
Freddie Mac Pool #Q40476 4.00% 2046[8]	3,129	3,409
Freddie Mac Pool #Q40458 4.00% 2046[8]	764	834
Freddie Mac Pool #Q41909 4.50% 2046[8]	440	477
Freddie Mac Pool #760015 2.627% 2047[8,9]	6,578	6,784
Freddie Mac Pool #G61733 3.00% 2047[8]	20,670	21,828
Freddie Mac Pool #ZT2100 3.00% 2047[8]	8,203	8,604
Freddie Mac Pool #ZS4747 3.50% 2047[8]	39,804	42,215
Freddie Mac Pool #G61295 3.50% 2047[8]	6,678	7,198
Freddie Mac Pool #ZS4735 3.50% 2047[8]	356	377
Freddie Mac Pool #ZS4726 3.50% 2047[8]	32	34
Freddie Mac Pool #G08775 4.00% 2047[8]	15,505	16,539
Freddie Mac Pool #V83507 4.00% 2047[8]	2,432	2,601
Freddie Mac Pool #G60928 4.50% 2047[8]	3,191	3,451
Freddie Mac Pool #ZM5257 3.00% 2048[8]	15,849	16,516
Freddie Mac Pool #G61628 3.50% 2048[8]	8,551	9,183
Freddie Mac Pool #G61662 3.50% 2048[8]	6,711	7,117
Freddie Mac Pool #Q54547 4.00% 2048[8]	10,005	10,701
Freddie Mac Pool #ZA5889 4.00% 2048[8]	4,664	5,014
Freddie Mac Pool #SI2002 4.00% 2048[8]	49	52
Freddie Mac Pool #SD7507 3.00% 2049[8]	15,345	16,151
Freddie Mac Pool #QA5118 3.50% 2049[8]	46,226	49,479
Freddie Mac Pool #V85664 3.50% 2049[8]	37,820	40,558
Freddie Mac Pool #SD7508 3.50% 2049[8]	11,950	12,887
Freddie Mac Pool #SD7506 4.00% 2049[8]	59,662	65,143
Freddie Mac Pool #RA1744 4.00% 2049[8]	922	993
Freddie Mac Pool #SD7528 2.00% 2050[8]	117,228	117,528
Freddie Mac Pool #SD7545 2.50% 2051[8]	81,673	84,327
Freddie Mac Pool #RA6483 2.50% 2051[8]	78,126	80,440
Freddie Mac Pool #QD3220 2.50% 2051[8]	42,918	44,370
Freddie Mac Pool #RA5971 3.00% 2051[8]	58,010	61,167
Freddie Mac, Series T041, Class 3A, 4.718% 2032[8,9]	897	980
Freddie Mac, Series 3318, Class JT, 5.50% 2037[8]	1,134	1,282
Freddie Mac, Series K723, Class A2, Multi Family, 2.454% 2023[8]	16,340	16,697
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[8]	852	859
Freddie Mac, Series K725, Class A2, Multi Family, 3.002% 2024[8]	44,055	45,630
Freddie Mac, Series K044, Class A2, Multi Family, 2.811% 2025[8]	13,385	13,971
Freddie Mac, Series K733, Class A2, Multi Family, 3.75% 2025[8,9]	58,789	63,372
Freddie Mac, Series K734, Class A2, Multi Family, 3.208% 2026[8]	27,390	29,240

28	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac, Series K061, Class A2, Multi Family, 3.347% 2026[8]	$14,670	$15,913
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[8]	28,290	30,533
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[8,9]	20,340	22,113
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[8]	29,555	32,075
Freddie Mac, Series K065, Class A2, Multi Family, 3.243% 2027[8]	3,800	4,122
Freddie Mac, Series K063, Class A2, Multi Family, 3.43% 2027[8]	17,350	18,902
Freddie Mac, Series K076, Class A2, Multi Family, 3.90% 2028[8]	11,003	12,474
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[8]	43,576	45,020
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[8,9]	43,096	44,461
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[8,9]	18,425	19,002
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class MA, 3.00% 2056[8]	6,250	6,460
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 2056[8,9]	24,526	25,362
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[8,9]	8,601	9,048
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[8]	30,180	31,318
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[8]	17,449	18,455
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[8]	7,119	7,571
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[8]	85,657	89,394
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[8]	45,827	47,334
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[8]	9,283	9,575
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[8]	13,459	13,894
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[8]	34,583	35,962
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 2029[8]	24,325	25,767
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[8]	6,641	6,690
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[8]	1,427	1,393
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.402% 2027[8,9]	6,625	6,731
Government National Mortgage Assn. 2.00% 2052[8,10]	215,511	217,078
Government National Mortgage Assn. 2.00% 2052[8,10]	20,071	20,254
Government National Mortgage Assn. 2.50% 2052[8,10]	7,247	7,391
Government National Mortgage Assn. 2.50% 2052[8,10]	1,471	1,506
Government National Mortgage Assn. 3.00% 2052[8,10]	50,000	51,737
Government National Mortgage Assn. Pool #004291 6.00% 2038[8]	1,568	1,808
Government National Mortgage Assn. Pool #783219 4.00% 2041[8]	3,851	4,234
Government National Mortgage Assn. Pool #MA1601 4.00% 2044[8]	48	52
Government National Mortgage Assn. Pool #MA3175 4.50% 2045[8]	3,966	4,343
Government National Mortgage Assn. Pool #MA3107 4.50% 2045[8]	92	101
Government National Mortgage Assn. Pool #MA3873 3.00% 2046[8]	29,016	30,297
Government National Mortgage Assn. Pool #MA4901 4.00% 2047[8]	25,046	26,706
Government National Mortgage Assn. Pool #MA4587 4.00% 2047[8]	15,222	16,232
Government National Mortgage Assn. Pool #MA4779 4.00% 2047[8]	3,162	3,364
Government National Mortgage Assn. Pool #MA4653 4.00% 2047[8]	2,620	2,792
Government National Mortgage Assn. Pool #MA5191 3.50% 2048[8]	29,106	30,540
Government National Mortgage Assn. Pool #MA5078 4.00% 2048[8]	28,642	30,465
Government National Mortgage Assn. Pool #MA5528 4.00% 2048[8]	642	680
Government National Mortgage Assn. Pool #MA5193 4.50% 2048[8]	5,348	5,691
Government National Mortgage Assn. Pool #MA5652 4.50% 2048[8]	1,910	2,022
Government National Mortgage Assn. Pool #MA5816 3.50% 2049[8]	31,877	33,210
Government National Mortgage Assn. Pool #MA5876 4.00% 2049[8]	9,297	9,811
Government National Mortgage Assn. Pool #MA5986 4.00% 2049[8]	722	760
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[8]	45,008	47,582

American Balanced Fund	29

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA6156 4.50% 2049[8]	$6,990	$7,385
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[8]	4,160	4,397
Government National Mortgage Assn. Pool #MA5711 4.50% 2049[8]	3,275	3,465
Government National Mortgage Assn. Pool #MA5818 4.50% 2049[8]	1,472	1,558
Government National Mortgage Assn. Pool #MA6041 4.50% 2049[8]	813	860
Government National Mortgage Assn. Pool #MA6341 4.50% 2049[8]	580	613
Government National Mortgage Assn. Pool #MA5987 4.50% 2049[8]	577	610
Government National Mortgage Assn. Pool #MA7259 4.50% 2051[8]	13,057	13,864
Government National Mortgage Assn. Pool #MA7140 4.50% 2051[8]	618	656
Government National Mortgage Assn. Pool #710085 5.016% 2061[8]	4	4
Uniform Mortgage-Backed Security 1.50% 2037[8,10]	302	303
Uniform Mortgage-Backed Security 1.50% 2037[8,10]	197	198
Uniform Mortgage-Backed Security 2.00% 2037[8,10]	39,999	40,959
Uniform Mortgage-Backed Security 2.00% 2037[8,10]	35,879	36,678
Uniform Mortgage-Backed Security 2.50% 2037[8,10]	45,194	46,717
Uniform Mortgage-Backed Security 2.00% 2052[8,10]	892,033	885,487
Uniform Mortgage-Backed Security 2.00% 2052[8,10]	56,557	56,261
Uniform Mortgage-Backed Security 2.50% 2052[8,10]	2,828,394	2,872,271
Uniform Mortgage-Backed Security 2.50% 2052[8,10]	1,012,756	1,030,761
Uniform Mortgage-Backed Security 3.00% 2052[8,10]	302,949	313,868
Uniform Mortgage-Backed Security 3.50% 2052[8,10]	13,381	14,088
Uniform Mortgage-Backed Security 4.00% 2052[8,10]	2,271	2,415
Uniform Mortgage-Backed Security 4.50% 2052[8,10]	26,925	28,847
		10,196,771

Collateralized mortgage-backed obligations (privately originated) 0.41%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[4,8,9]	8,995	8,954
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 2055[4,8]	1,166	1,168
Bellemeade Re, Ltd., Series 2019-3A, Class M1B, (1-month USD-LIBOR + 1.60%) 1.702% 2029[4,8,9]	23,833	23,844
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 2059[4,8,9]	4,474	4,481
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 2059[4,8,9]	3,264	3,300
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[4,8,9]	3,100	3,105
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[4,8,9]	4,764	4,753
Cascade Funding Mortgage Trust, Series 2021-HB7, Class M1, 2.125% 2031[4,8,9]	6,481	6,481
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 2068[4,8,9]	7,648	7,859
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1, 2.369% 2033[8,9]	366	367
Citigroup Mortgage Loan Trust, Inc., Series 2020-EXP1, Class A1A, 1.804% 2060[4,8,9]	1,723	1,734
COLT Funding, LLC, Series 2021-5, Class A1, 1.726% 2061[4,8,9]	29,428	29,373
Connecticut Avenue Securities, Series 2021-R01, Class 1M1, (1-month USD-SOFR + 0.75%) 0.80% 2041[4,8,9]	4,052	4,053
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 2037[4,8]	17,892	18,053
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class A1, 2.00% 2060[4,8,9]	17,644	17,749
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[8]	240	255
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[8]	103	111
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 2034[8]	852	900
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 2069[4,8]	74,850	82,026
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[4,8]	18,521	20,640
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[4,8,9]	27,971	28,024
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 2051[4,8,9]	21,453	21,468
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 2051[4,8,9]	20,379	20,501
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 2051[4,8,9]	19,652	19,646
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 2051[4,8,9]	19,012	19,006
GCAT, Series 2021-NQM6, Class A1, 1.855% 2066[4,8,9]	52,308	52,142
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 2026[4,8]	16,838	16,682
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 2051[4,8,9]	4,285	4,303
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 2050[8]	930	1,000
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[4,8,9]	25,637	25,722
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 2059[4,8,9]	15,591	15,651
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[4,8,9]	8,151	8,167
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[4,8,9]	7,817	7,757
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 2067 (5.25% on 11/25/2024)[4,7,8]	15,656	15,624

30	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.902% 2053[4,8,9]	$15,402	$15,359
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.952% 2055[4,8,9]	32,320	32,298
Mill City Mortgage Trust, Series 15-1, Class M2, 3.577% 2056[4,8,9]	8,486	8,589
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.101% 2023[4,8,9]	42,938	42,986
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.786% 2022[4,8,9]	47,844	47,888
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.786% 2022[4,8,9]	42,646	42,701
MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[4,8,9]	98,056	98,069
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25% 2057[4,8,9]	940	983
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 2056[4,8,9]	44,000	43,919
Provident Funding Mortgage Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2055[4,8,9]	16,925	16,852
RMF Proprietary Issuance Trust, Series 2019-1, Class A, 2.75% 2063[4,8,9]	6,187	6,201
Station Place Securitization Trust, Series 2021-WL1, Class A, (1-month USD-LIBOR + 0.65%) 0.752% 2054[4,8,9]	10,762	10,772
Station Place Securitization Trust, Series 2021-WL2, Class A, (1-month USD-LIBOR + 0.70%) 0.802% 2054[4,8,9]	12,790	12,803
Towd Point Mortgage Trust, Series 2015-3, Class M2, 4.00% 2054[4,8,9]	2,708	2,777
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 2055[4,8,9]	7,292	7,455
Towd Point Mortgage Trust, Series 2015-4, Class M1, 3.75% 2055[4,8,9]	5,986	6,040
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[4,8]	743	742
ZH Trust, Series 2021-1, Class A, 2.253% 2027[4,8]	6,341	6,260
ZH Trust, Series 2021-2, Class A, 2.349% 2027[4,8]	15,163	15,159
		912,752

Commercial mortgage-backed securities 0.37%
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 2052[8]	405	447
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2052[8]	3,422	3,846
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 2061[8]	4,013	4,304
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2061[8]	515	550
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2061[8]	795	871
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 2061[8,9]	9,618	10,867
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 2063[8]	17,962	18,328
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 0.96% 2036[4,8,9]	11,890	11,894
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2051[8]	11,250	12,154
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 2052[8]	9,988	11,320
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 2053[8]	17,048	17,180
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 2053[8,9]	3,073	3,535
Benchmark Mortgage Trust, Series 2019-B13, Class A4, 2.952% 2057[8]	8,000	8,442
BX Trust, Series 2021-ACNT, Class A, (1-month USD-LIBOR + 0.85%) 0.95% 2026[4,8,9]	45,534	45,539
BX Trust, Series 2021-SDMF, Class A, (1-month USD-LIBOR + 0.589%) 0.699% 2034[4,8,9]	34,729	34,375
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.81% 2036[4,8,9]	43,661	43,572
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 1.009% 2036[4,8,9]	73,046	73,022
BX Trust, Series 2021-VOLT, Class B, (1-month USD-LIBOR + 0.95%) 1.06% 2036[4,8,9]	21,880	21,780
BX Trust, Series 2021-ARIA, Class B, (1-month USD-LIBOR + 1.297%) 1.407% 2036[4,8,9]	24,867	24,850
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.78% 2038[4,8,9]	54,593	54,359
CD Commercial Mortgage Trust, Series 2017-CD6, Class A5, 3.456% 2050[8]	12,890	13,894
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 2048[8]	2,126	2,178
Citigroup Commercial Mortgage Trust, Series 2016-C1, Class AS, 3.514% 2049[8]	800	844
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2049[8]	2,395	2,556
Commercial Mortgage Trust, Series 2013-LC13, Class B, 5.009% 2046[4,8,9]	1,070	1,119
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 2047[8]	1,280	1,343
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 2050[8]	15,135	16,141
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 2048[8]	4,259	4,430
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class C, 4.561% 2048[8,9]	701	732
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, 4.044% 2050[8,9]	1,000	1,013
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 2049[8]	550	579
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.19% 2038[4,8,9]	18,742	18,795
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD-LIBOR + 1.38%) 1.49% 2038[4,8,9]	15,198	15,225

American Balanced Fund	31

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.81% 2038[4,8,9]	$10,898	$10,920
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 2.36% 2038[4,8,9]	4,797	4,808
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 2040[4,8]	27,847	27,868
GS Mortgage Securities Corp. II, Series 2015-GS1, Class AAB, 3.553% 2048[8]	4,232	4,428
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 2050[8]	1,568	1,683
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2052[8]	405	453
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 2053[8]	19,842	20,142
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2047[8]	12,784	13,402
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 2050[8]	2,520	2,721
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A, 3.735% 2031[4,8]	3,075	3,143
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 2042[4,8]	12,316	12,353
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 2049[8,9]	8,015	8,641
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.16% 2038[4,8,9]	43,218	43,269
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD-LIBOR + 1.40%) 1.51% 2038[4,8,9]	7,617	7,621
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 2039[4,8]	72,851	72,719
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD-LIBOR + 0.801%) 0.911% 2026[4,8,9]	16,128	16,119
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 2047[8]	3,073	3,190
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 2047[8]	8,016	8,413
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 2048[8]	2,334	2,390
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 2048[8]	1,600	1,676
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 2049[8]	972	1,054
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 2048[8]	2,490	2,652
Morgan Stanley Capital I Trust, Series 2016-UBS9, Class C, 4.761% 2049[8,9]	704	729
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 2041[4,8]	36,806	37,758
SREIT Trust, Series 2021-MFP, Class A, (1-month USD-LIBOR + 0.731%) 0.841% 2038[4,8,9]	25,963	25,880
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A-4, 3.789% 2048[8]	9,492	10,003
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class C, 4.093% 2048[8,9]	750	773
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class AS, 3.484% 2049[8]	455	464
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 2049[8]	10,015	10,908
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 2052[8]	4,008	4,293
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class AS, 3.988% 2059[8]	800	852
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 2060[8]	795	863
		842,272

Total mortgage-backed obligations		11,951,795

Asset-backed obligations 2.16%
Aesop Funding LLC, Series 2017-2A, Class A, 2.97% 2024[4,8]	14,295	14,592
Aesop Funding LLC, Series 2018-1A, Class A, 3.70% 2024[4,8]	8,454	8,775
Aesop Funding LLC, Series 2019-2A, Class A, 3.35% 2025[4,8]	24,440	25,623
Aesop Funding LLC, Series 2018-2A, Class A, 4.00% 2025[4,8]	22,900	24,159
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[4,8]	14,375	14,742
Aesop Funding LLC, Series 2019-3A, Class A, 2.36% 2026[4,8]	28,830	29,512
Aesop Funding LLC, Series 2021-1A, Class A, 1.38% 2027[4,8]	83,013	81,699
Aesop Funding LLC, Series 2021-1A, Class B, 1.63% 2027[4,8]	4,460	4,387
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[4,8]	19,921	20,172
Aesop Funding LLC, Series 2021-1A, Class C, 2.13% 2027[4,8]	1,542	1,519
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[4,8]	3,873	4,020
Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.03% 2026[4,8]	32,460	32,259
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 2026[4,8]	46,536	46,368

32	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD-LIBOR + 0.95%) 1.072% 2030[4,8,9]	$22,285	$22,280
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD-LIBOR + 0.95%) 1.074% 2030[4,8,9]	34,564	34,559
American Credit Acceptance Receivables Trust, Series 2020-3, Class B, 1.15% 2024[4,8]	1,571	1,573
American Credit Acceptance Receivables Trust, Series 2020-3, Class C, 1.85% 2026[4,8]	12,902	12,996
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 2027[4,8]	5,654	5,632
American Credit Acceptance Receivables Trust, Series 2021-3, Class C, 0.98% 2027[4,8]	18,726	18,526
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 2027[4,8]	3,117	3,093
American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.34% 2027[4,8]	11,916	11,762
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 2027[8]	7,776	7,685
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 2027[8]	8,644	8,507
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 2027[8]	20,192	19,881
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD-LIBOR + 0.92%) 1.048% 2028[4,8,9]	47,777	47,777
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD-LIBOR + 1.00%) 1.16% 2030[4,8,9]	50,730	50,730
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[4,8]	1,781	1,800
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 2033[4,8]	6,672	6,632
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class B, 2.79% 2033[4,8]	1,905	1,915
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class C, 3.69% 2033[4,8]	980	998
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 2034[4,8]	5,608	5,578
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 2046[4,8]	23,891	23,633
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 2046[4,8]	3,609	3,574
CarMaxAuto Owner Trust, Series 2019-2, Class C, 3.16% 2025[8]	8,000	8,201
CarMaxAuto Owner Trust, Series 2021-1, Class C, 0.94% 2026[8]	811	797
CarMaxAuto Owner Trust, Series 2021-1, Class D, 1.28% 2027[8]	794	783
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 2028[8]	3,636	3,637
Carvana Auto Receivables Trust, Series 2021-N4, Class A2, 1.80% 2028[8]	5,195	5,213
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.868% 2037[4,8]	49,432	49,079
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class C, 3.602% 2037[4,8]	19,922	20,036
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[4,8]	13,429	13,276
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD-LIBOR + 0.97%) 1.105% 2030[4,8,9]	70,560	70,529
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[4,8]	98,930	98,228
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[4,8]	20,694	20,360
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[4,8]	24,693	24,696
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[4,8]	3,489	3,483
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[4,8]	61,209	60,128
CF Hippolyta LLC, Series 2021-1, Class B1, 1.98% 2061[4,8]	14,542	14,346
CLI Funding VI LLC, Series 2020-2A, Class A, 2.03% 2045[4,8]	28,350	28,185
CLI Funding VI LLC, Series 2020-3A, Class A, 2.07% 2045[4,8]	38,401	38,198
CLI Funding VI LLC, Series 2020-1A, Class A, 2.08% 2045[4,8]	26,324	26,234
CLI Funding VI LLC, Series 2020-3A, Class B, 3.30% 2045[4,8]	7,858	7,910
CLI Funding VIII LLC, Series 2021-1A, Class A, 1.64% 2046[4,8]	32,552	31,857
CLI Funding VIII LLC, Series 2021-1A, Class B, 2.38% 2046[4,8]	2,331	2,297
Cloud Pass-Through Trust, Series 2019-1A, Class CLOU, 3.554% 2022[4,8,9]	102	102
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84% 2025[4,8]	1,080	1,084
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.17% 2025[4,8]	4,275	4,341
CPS Auto Receivables Trust, Series 2019-B, Class D, 3.69% 2025[4,8]	10,655	10,776
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.83% 2026[4,8]	2,679	2,661
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 2026[4,8]	2,429	2,405
CPS Auto Receivables Trust, Series 2020-C, Class C, 1.71% 2026[4,8]	2,971	2,987
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[4,8]	9,634	9,712
Drive Auto Receivables Trust, Series 2021-1, Class B, 0.65% 2025[8]	9,256	9,245
Drive Auto Receivables Trust, Series 2019-3, Class C, 2.90% 2025[8]	38,186	38,513
Drive Auto Receivables Trust, Series 2019-2, Class C, 3.42% 2025[8]	7,536	7,594
Drive Auto Receivables Trust, Series 2020-1, Class C, 2.36% 2026[8]	24,689	24,889
Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18% 2026[8]	33,195	33,885
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 2027[8]	19,517	19,524
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 2029[8]	14,729	14,667
Drivetime Auto Owner Trust, Series 2019-3, Class C, 2.74% 2025[4,8]	3,496	3,521
Drivetime Auto Owner Trust, Series 2019-3, Class D, 2.96% 2025[4,8]	9,570	9,773
Drivetime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 2026[4,8]	3,189	3,164
Drivetime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 2026[4,8]	1,738	1,714

American Balanced Fund	33

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Drivetime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 2026[4,8]	$3,433	$3,443
Drivetime Auto Owner Trust, Series 2020-3A, Class D, 1.84% 2026[4,8]	1,100	1,103
Drivetime Auto Owner Trust, Series 2020-2A, Class D, 4.73% 2026[4,8]	1,250	1,324
Drivetime Auto Owner Trust, Series 2021-2A, Class B, 0.81% 2027[4,8]	4,324	4,315
Drivetime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2027[4,8]	4,513	4,480
Drivetime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2027[4,8]	3,049	3,019
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.104% 2028[4,8,9]	74,562	74,550
Dryden Senior Loan Fund, CLO, Series 2014-33A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[4,8,9]	11,027	11,025
EDvestinU Private Education Loan LLC, Series 2021-A, Class A, 1.80% 2045[4,8]	9,085	8,950
Exeter Automobile Receivables Trust, Series 2019-3A, Class C, 2.79% 2024[4,8]	11,520	11,582
Exeter Automobile Receivables Trust, Series 2021-2, Class B, 0.57% 2025[8]	12,998	12,962
Exeter Automobile Receivables Trust, Series 2020-3A, Class C, 1.32% 2025[8]	3,276	3,291
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[4,8]	3,700	3,777
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 2025[4,8]	33,700	34,479
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 2025[4,8]	28,740	29,448
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 2026[8]	14,127	14,080
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 2026[8]	3,125	3,151
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 2027[8]	20,431	20,230
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[4,8]	52,992	51,710
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 2038[4,8]	17,443	17,446
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[4,8]	36,420	37,855
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 2030[4,8]	54,515	57,181
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[4,8]	82,365	83,927
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29% 2031[4,8]	2,574	2,621
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[4,8]	80,360	84,731
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[4,8]	22,239	22,336
GCI Funding I LLC, Series 2020-1, Class B, 3.81% 2045[4,8]	3,063	3,091
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[4,8]	4,237	4,211
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[4,8]	14,157	15,121
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[4,8]	68,829	68,786
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[4,8]	1,798	1,812
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 2040[4,8]	98,295	98,563
Global SC Finance VII SRL, Series 2020-2A, Class B, 3.32% 2040[4,8]	5,705	5,741
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 2041[4,8]	80,382	79,232
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 2041[4,8]	83,815	82,934
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 2041[4,8]	6,866	6,775
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56% 2024[8]	1,165	1,187
GM Financial Automobile Leasing Trust, Series 2020-2, Class D, 3.21% 2024[8]	1,646	1,688
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 3.65% 2023[4,8,11]	65,170	65,023
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 2025[4,8]	82,376	81,674
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 2025[4,8]	30,267	30,006
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 2025[4,8]	7,331	7,266
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 2027[4,8]	89,308	88,178
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 2027[4,8]	15,155	15,045
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 2027[4,8]	7,776	7,735
Honda Auto Receivables Owner Trust, Series 2019-2, Class A3, 2.52% 2023[8]	12,198	12,295
Longfellow Place CLO, Ltd., Series 2013-1A, Class AR3, (3-month USD-LIBOR + 1.00%) 1.124% 2029[4,8,9]	41,230	41,230
Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636% 2046[4,8]	41,538	41,407
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD-LIBOR + 1.00%) 1.13% 2030[4,8,9]	75,355	75,317
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD-LIBOR + 1.15%) 1.274% 2029[4,8,9]	37,174	37,174
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.54% 2026[4,8]	40,740	40,721
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.59% 2026[4,8]	26,594	26,421
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[4,8]	39,103	38,556
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 2070[4,8]	34,188	34,092
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 2046[4,8]	72,940	72,851
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 2062[4,8]	92,564	91,213
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[4,8]	51,366	50,517
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[4,8]	87,530	86,362
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[4,8]	225,061	221,026
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[4,8]	22,925	23,014
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD-LIBOR + 0.97%) 1.094% 2030[4,8,9]	24,008	24,008

34	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD-LIBOR + 1.00%) 1.18% 2028[4,8,9]	$31,915	$31,927
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD-LIBOR + 0.80%) 0.928% 2029[4,8,9]	100,000	99,948
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD-LIBOR + 0.90%) 1.032% 2029[4,8,9]	6,085	6,085
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD-LIBOR + 1.40%) 1.528% 2029[4,8,9]	48,245	48,255
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70% 2024[4,8]	8,310	8,384
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 2025[4,8]	5,145	5,219
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD-LIBOR + 0.94%) 1.064% 2030[4,8,9]	63,046	63,031
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03% 2024[8]	131	131
Santander Drive Auto Receivables Trust, Series 2019-2, Class C, 2.90% 2024[8]	24,936	25,055
Santander Drive Auto Receivables Trust, Series 2020-1, Class B, 3.03% 2024[8]	6,896	6,943
Santander Drive Auto Receivables Trust, Series 2021-2, Class B, 0.59% 2025[8]	11,794	11,771
Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22% 2025[8]	10,565	10,775
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 2025[8]	19,820	20,407
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 2026[8]	21,945	21,890
Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.12% 2026[8]	12,951	12,991
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 2026[8]	8,108	8,166
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 2027[8]	12,711	12,597
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 2027[8]	16,948	16,743
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 2027[8]	14,067	13,994
Slam, Ltd., Series 2021-1, Class A, 2.434% 2046[4,8]	22,278	21,899
Slam, Ltd., Series 2021-1, Class B, 3.422% 2046[4,8]	4,101	4,052
SMB Private Education Loan Trust, Series 2015-A, Class A2A, 2.49% 2027[4,8]	28	28
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD-LIBOR + 0.73%) 0.84% 2053[4,8,9]	22,442	22,564
Social Professional Loan Program LLC, Series 2015-D, Class A2, 2.72% 2036[4,8]	830	832
Sound Point CLO, Ltd., Series 2017-3A, Class A1R, (3-month USD-LIBOR + 0.98%) 1.112% 2030[4,8,9]	75,470	75,478
Sound Point CLO, Ltd., Series 2017-2A, Class AR, (3-month USD-LIBOR + 0.98%) 1.112% 2030[4,8,9]	44,039	44,039
Sound Point CLO, Ltd., Series 2015-1RA, Class AR, (3-month USD-LIBOR + 1.08%) 1.204% 2030[4,8,9]	41,370	41,370
South Carolina Student Loan Corp., Series 2014-1, Class A1, (1-month USD-LIBOR + 0.75%) 0.849% 2030[8,9]	1,153	1,153
South Carolina Student Loan Corp., Series 2014-1, Class A2, (1-month USD-LIBOR + 1.00%) 1.099% 2033[8,9]	12,130	12,094
Sprite, Ltd., Series 2021-1, Class A, 3.75% 2046[4,8]	49,091	48,345
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 2041[4,8]	51,546	51,278
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2033[4,8]	29,373	29,107
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2033[4,8]	20,063	19,999
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[4,8]	35,080	34,658
TAL Advantage V LLC, Series 2020-1A, Class A, 2.05% 2045[4,8]	38,588	38,390
TAL Advantage V LLC, Series 2020-1A, Class B, 3.29% 2045[4,8]	2,145	2,155
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[4,8]	22,662	22,573
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 2045[4,8]	19,841	19,925
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 2045[4,8]	3,269	3,284
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2046[4,8]	35,194	34,302
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 2046[4,8]	63,057	62,954
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2046[4,8]	1,618	1,597
TIF Funding II LLC, Series 2020-1A, Class A, 2.09% 2045[4,8]	18,950	18,842
TIF Funding II LLC, Series 2021-1A, Class A, 1.65% 2046[4,8]	23,570	22,892
TIF Funding II LLC, Series 2021-1A, Class B, 2.54% 2046[4,8]	564	555
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 2031[4,8]	34,690	35,841
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[4,8]	13,218	13,194
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[4,8]	115,878	115,183
Triton Container Finance VIII LLC, Series 2020-1, Class B, 3.74% 2045[4,8]	3,697	3,738
Triton Container Finance VIII LLC, Series 2021-1, Class A, 1.86% 2046[4,8]	45,043	44,213
Triton Container Finance VIII LLC, Series 2021-1A, Class B, 2.58% 2046[4,8]	1,524	1,505
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84% 2024[4,8]	10,260	10,311
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 2025[4,8]	5,971	5,985
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 2026[4,8]	13,060	12,961

American Balanced Fund	35

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 2026[4,8]	$16,856	$16,708
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 2026[4,8]	11,177	11,007
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2026[4,8]	11,486	11,520
		4,849,119

Bonds & notes of governments & government agencies outside the U.S. 0.36%
Caisse d’Amortissement de la Dette Sociale 3.375% 2024[4]	49,560	52,276
Caisse d’Amortissement de la Dette Sociale 0.375% 2025[4]	20,000	19,362
Chile (Republic of) 3.10% 2061	17,566	16,274
CPPIB Capital, Inc. 2.25% 2022[4]	25,714	25,745
CPPIB Capital, Inc. 0.50% 2024[4]	25,000	24,664
CPPIB Capital, Inc. 0.875% 2026[4]	19,807	19,170
CPPIB Capital, Inc. 2.75% 2027[4]	26,400	28,232
European Investment Bank 0.75% 2026	37,160	36,185
European Investment Bank 0.625% 2027	7,655	7,293
European Stability Mechanism 0.375% 2025[4]	26,180	25,427
Hungary (Republic of) 2.125% 2031[4]	16,635	16,405
Hungary (Republic of) 3.125% 2051[4]	20,760	20,475
International Bank for Reconstruction and Development 0.75% 2027	9,000	8,637
International Development Association 0.375% 2025[4]	21,560	20,888
Japan Bank for International Cooperation 1.25% 2031	35,628	34,190
KfW 0.375% 2025	7,671	7,473
Landwirtschaftliche Rentenbank 0.875% 2030	14,870	14,021
Manitoba (Province of) 3.05% 2024	13,380	14,028
Oesterreichische Kontrollbank AG 0.375% 2025	9,375	9,095
Oesterreichische Kontrollbank AG 0.50% 2026	22,300	21,650
Peru (Republic of) 2.392% 2026	2,730	2,776
Peru (Republic of) 2.783% 2031	14,400	14,364
Peru (Republic of) 1.862% 2032	45,265	41,418
Peru (Republic of) 2.78% 2060	50,070	44,062
Philippines (Republic of) 1.648% 2031	13,829	13,425
Philippines (Republic of) 6.375% 2034	24,780	34,465
Philippines (Republic of) 2.65% 2045	7,941	7,537
PT Indonesia Asahan Aluminium Tbk 4.75% 2025	20,000	21,292
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[4]	4,910	5,227
PT Indonesia Asahan Aluminium Tbk 6.53% 2028	17,050	20,625
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[4]	2,950	3,568
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[4]	1,360	1,553
PT Indonesia Asahan Aluminium Tbk 5.80% 2050[4]	3,850	4,459
Qatar (State of) 3.375% 2024[4]	24,780	25,977
Qatar (State of) 4.00% 2029[4]	10,000	11,289
Qatar (State of) 4.817% 2049[4]	10,000	13,140
Quebec (Province of) 2.375% 2022	26,363	26,398
Quebec (Province of) 2.75% 2027	25,770	27,046
Saudi Arabia (Kingdom of) 3.25% 2030[4]	23,050	24,810
Saudi Arabia (Kingdom of) 5.25% 2050[4]	10,000	13,190
United Mexican States 2.659% 2031	23,299	22,787
United Mexican States 3.771% 2061	13,292	12,280
		813,178

Municipals 0.34%
California 0.07%
Trustees of the California State University, Systemwide Rev. Bonds, Series 2021-B, 2.719% 2052	8,860	8,954
Trustees of the California State University, Systemwide Rev. Bonds, Series 2021-B, 2.939% 2052	12,795	12,834
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 2026	5,955	5,993
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 2027	8,260	8,322
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B-1, 1.85% 2031	6,855	6,864
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	4,705	4,745
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 3.487% 2036	5,965	6,055

36	American Balanced Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
California (continued)
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A, 3.115% 2038	$29,590	$29,918
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 3.714% 2041	8,945	8,977
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 2042	9,630	9,821
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 2046	12,310	12,626
City of Industry, Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational-Industrial Redev. Project No. 1), Series 2015-A, Assured Guaranty Municipal insured, 3.821% 2022	11,540	11,540
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 0.883% 2025	5,000	4,946
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.316% 2027	5,400	5,305
Regents of the University of California, General Rev. Bonds, Series 2020-BG, 1.614% 2030	6,450	6,263
Regents of the University of California, General Rev. Bonds, Series 2021-BI, 2.847% 2041	2,990	3,032
Regents of the University of California, General Rev. Bonds, Series 2021-BI, 3.146% 2051	12,570	12,752
Dept. of Veterans Affairs, Veterans G.O. Rev. Ref. Bonds, Series 2015-CM, AMT, 2.45% 2031	395	400
		159,347

Connecticut 0.00%
Housing Fin. Auth., Housing Mortgage Fin. Program Bonds, Series 2014-A-1, 4.00% 2044	215	221

Florida 0.05%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.258% 2025	11,950	11,896
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 2027	44,105	44,018
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 2030	56,145	56,055
		111,969

Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 2036	960	986
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 2043	1,260	1,312
		2,298

Illinois 0.17%
G.O. Bonds, Series 2019-A, 3.75% 2022	11,890	11,979
G.O. Bonds, Series 2019-A, 4.20% 2024	11,890	12,557
G.O. Bonds, Series 2019-A, 4.50% 2025	6,750	7,299
G.O. Bonds, Pension Funding, Series 2003, 4.95% 2023	18,162	18,859
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	231,670	267,957
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 2033	48,850	57,055
G.O. Bonds, Taxable Build America Bonds, Series 2010-1, 6.63% 2035	6,210	7,592
		383,298

Iowa 0.00%
Fin. Auth., Single Family Mortgage Bonds (Mortgage-Backed Securities Program),Series 2013-1, 2.15% 2043	179	180

Michigan 0.00%
Building Auth., Rev. Ref. Bonds (Facs. Program), Series 2020-II, 2.705% 2040	7,285	7,084

New Jersey 0.00%
Econ. Dev. Auth., School Facs. Construction Rev. Ref. Bonds, Series 2013-I, (SIFMA Municipal Swap Index + 1.60%) 1.70% 2028[9]	5,000	5,056

American Balanced Fund	37

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Municipals (continued)
New York 0.02%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose),Series 2021-C, 1.187% 2026	$17,250	$17,018
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 2028	19,440	19,404
Utility Debt Securitization Auth., Restructuring Bonds, Series 2013-T-4, 3.435% 2025	1,626	1,668
		38,090

Ohio 0.03%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	50,025	52,694

South Dakota 0.00%
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2014-F, 4.00% 2034	250	258
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2013-E, AMT, 4.00% 2044	135	139
Housing Dev. Auth., Homeownership Mortgage Bonds, Series 2015-D, 4.00% 2045	1,195	1,260
		1,657

Total municipals		761,894

Federal agency bonds & notes 0.17%
Development Bank of Japan, Inc. 1.25% 2026[4]	20,000	19,822
Development Bank of Japan, Inc. 1.75% 2031[4]	13,982	13,970
Fannie Mae 0.375% 2025	17,840	17,361
Fannie Mae 0.75% 2027	12,590	12,180
Fannie Mae 6.25% 2029	4,000	5,324
Fannie Mae 0.875% 2030[5]	208,969	197,173
Federal Home Loan Bank 0.125% 2022	79,300	79,231
Federal Home Loan Bank 5.50% 2036	600	873
Private Export Funding Corp. 3.55% 2024	25,667	27,091
		373,025

Total bonds, notes & other debt instruments (cost: $59,351,125,000)		60,222,967

Short-term securities 6.64%	Shares
Money market investments 6.46%
Capital Group Central Cash Fund 0.09%[3,12]	145,086,346	14,510,086

Money market investments purchased with collateral from securities on loan 0.18%
Capital Group Central Cash Fund 0.09%[3,12,13]	1,140,905	114,102
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[12,13]	66,000,000	66,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.02%[12,13]	57,200,000	57,200
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 0.03%[12,13]	47,530,426	47,531
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[12,13]	29,600,000	29,600
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[12,13]	29,600,000	29,600
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[12,13]	27,600,000	27,600
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[12,13]	27,600,000	27,600
		399,233

Total short-term securities (cost: $14,907,326,000)		14,909,319
Total investment securities 102.39% (cost: $164,724,263,000)		230,033,896
Other assets less liabilities (2.39)%		(5,366,477)

Net assets 100.00%		$224,667,419

38	American Balanced Fund

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000)	Value and unrealized (depreciation) appreciation at 12/31/2021 (000)
90 Day Euro Dollar Futures	Long	37,486	December 2022	$9,273,568	$(19,663)
90 Day Euro Dollar Futures	Long	49,375	September 2023	12,157,359	(79,311)
90 Day Euro Dollar Futures	Short	41,611	December 2023	(10,237,346)	62,923
90 Day Euro Dollar Futures	Short	42,412	December 2024	(10,421,689)	32,867
2 Year U.S. Treasury Note Futures	Long	13,000	March 2022	2,836,234	(929)
5 Year U.S. Treasury Note Futures	Short	53,845	March 2022	(6,513,983)	(4,633)
10 Year U.S. Treasury Note Futures	Short	3,523	March 2022	(459,641)	(686)
10 Year Ultra U.S. Treasury Note Futures	Short	25,056	March 2022	(3,669,138)	(62,664)
20 Year U.S. Treasury Bond Futures	Long	4,992	March 2022	800,904	6,996
30 Year Ultra U.S. Treasury Bond Futures	Long	4,167	March 2022	821,420	(6,383)
					$(71,483)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay				Value at	Upfront premium		Unrealized (depreciation) appreciation
Rate	Payment frequency	Rate	Payment frequency	Expiration date	Notional (000)	12/31/2021 (000)	paid (000)		at 12/31/2021 (000)
0.207%	Annual	U.S. EFFR	Annual	2/26/2024	$1,341,000	$(16,868)	$—	[14]	$(16,868)
0.3325%	Annual	U.S. EFFR	Annual	4/2/2024	735,000	(7,978)	—		(7,978)
U.S. EFFR	Annual	0.10625%	Annual	7/8/2025	301,000	9,536	—		9,536
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	78,700	4,028	—		4,028
3-month USD-LIBOR	Quarterly	1.972%	Semi-annual	4/26/2051	83,500	(5,219)	—		(5,219)
3-month USD-LIBOR	Quarterly	1.9855%	Semi-annual	4/26/2051	124,400	(8,177)	—		(8,177)
3-month USD-LIBOR	Quarterly	1.953%	Semi-annual	4/27/2051	83,600	(4,846)	—		(4,846)
3-month USD-LIBOR	Quarterly	1.9895%	Semi-annual	4/27/2051	128,720	(8,584)	—		(8,584)
3-month USD-LIBOR	Quarterly	1.9778%	Semi-annual	4/28/2051	48,800	(3,118)	—		(3,118)
1.8205%	Semi-annual	3-month USD-LIBOR	Quarterly	10/8/2051	98,000	2,664	—		2,664
1.8125%	Semi-annual	3-month USD-LIBOR	Quarterly	10/8/2051	97,900	2,471	—		2,471
1.8375%	Semi-annual	3-month USD-LIBOR	Quarterly	10/12/2051	98,100	3,074	—		3,074
							$—	[14]	$(33,017)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional (000)	Value at 12/31/2021 (000)	Upfront premium received (000)	Unrealized depreciation at 12/31/2021 (000)
CDX.NA.IG.37	1.00%	Quarterly	12/20/2026	$4,257,886	$(103,437)	$(99,551)	$(3,886)

Investments in affiliates3

	Value of affiliates at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)	Capital gain distributions received (000)
Common stocks 0.87%
Consumer discretionary 0.26%
Toll Brothers, Inc.	$ 305,811	$ 41,125	$ 4,155	$ 3,078	$ 226,438	$ 572,297	$ 4,844	$ —

American Balanced Fund	39

Investments in affiliates3 (continued)

	Value of affiliates at 1/1/2021 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 12/31/2021 (000)	Dividend income (000)		Capital gain distributions received (000)
Materials 0.19%
Royal Gold, Inc.	$443,170	$501		$4,514	$3,536	$(7,696)	$434,997	$4,982		$—
Real estate 0.42%
Iron Mountain, Inc. REIT	481,886	81,815		29,054	6,306	407,558	948,511	24,612		—
Total common stocks							1,955,805
Investment funds 5.18%
Capital Group Central Corporate Bond Fund	—	11,854,454		121,564	795	(100,389)	11,633,296	157,721		103,815
Short-term securities 6.51%
Money market investments 6.46%
Capital Group Central Cash Fund 0.09%[12]	22,861,262	31,055,208		39,406,157	(686)	459	14,510,086	12,592		—
Money market investments purchased with collateral from securities on loan 0.05%
Capital Group Central Cash Fund 0.09%[12,13]	—	114,102	[15]				114,102	—	[16]	—
Total short-term securities							14,624,188
Total 12.56%					$13,029	$526,370	$28,213,289	$204,751		$103,815

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $540,902,000, which represented .24% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $10,843,050,000, which represented 4.83% of the net assets of the fund.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $206,897,000, which represented .09% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Step bond; coupon rate may change at a later date.
[8]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $65,023,000, which represented .03% of the net assets of the fund.
[12]	Rate represents the seven-day yield at 12/31/2021.
[13]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[14]	Amount less than one thousand.
[15]	Represents net activity. Refer to Note 5 for more information on securities lending.
[16]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbol

ADR = American Depositary Receipts

AMT = Alternative Minimum Tax

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CMO = Collateralized Mortgage Obligations

Dept. = Department

Dev. = Development

Econ. = Economic

EFFR = Effective Federal Funds Rate

Facs. = Facilities

Fin. = Finance

G.O. = General Obligation

ICE = Intercontinental Exchange, Inc.

LIBOR = London Interbank Offered Rate

Redev. = Redevelopment

Ref. = Refunding

Rev. = Revenue

SIFMA = Securities Industry and Financial Markets Association

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

40	American Balanced Fund

Financial statements

Statement of assets and liabilities
at December 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $540,902 of investment securities on loan):
Unaffiliated issuers (cost: $137,225,098)	$201,820,607
Affiliated issuers (cost: $27,499,165)	28,213,289	$230,033,896
Cash		5,690
Cash denominated in currencies other than U.S. dollars (cost: $355)		355
Receivables for:
Sales of investments	15,079,071
Sales of fund’s shares	233,478
Dividends and interest	586,625
Variation margin on futures contracts	11,726
Variation margin on centrally cleared swap contracts	2,924
Other	1,371	15,915,195
		245,955,136
Liabilities:
Collateral for securities on loan		399,233
Payables for:
Purchases of investments	20,404,215
Repurchases of fund’s shares	349,846
Investment advisory services	40,014
Services provided by related parties	48,411
Trustees’ deferred compensation	6,650
Variation margin on futures contracts	13,419
Variation margin on centrally cleared swap contracts	5,460
Other	20,469	20,888,484
Net assets at December 31, 2021		$224,667,419

Net assets consist of:
Capital paid in on shares of beneficial interest		$157,231,639
Total distributable earnings		67,435,780
Net assets at December 31, 2021		$224,667,419

See notes to financial statements.

American Balanced Fund	41

Financial statements (continued)

Statement of assets and liabilities

at December 31, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (6,716,713 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$105,786,845	3,160,459		$33.47
Class C	11,400,832	343,177		33.22
Class T	13	—	*	33.48
Class F-1	5,048,012	150,959		33.44
Class F-2	25,874,693	773,681		33.44
Class F-3	10,596,210	316,732		33.45
Class 529-A	5,928,953	177,489		33.40
Class 529-C	389,877	11,659		33.44
Class 529-E	207,185	6,206		33.39
Class 529-T	17	—	*	33.47
Class 529-F-1	12	—	*	33.37
Class 529-F-2	443,833	13,261		33.47
Class 529-F-3	1,007	30		33.46
Class R-1	179,115	5,396		33.19
Class R-2	1,327,520	39,960		33.22
Class R-2E	156,336	4,693		33.31
Class R-3	2,946,677	88,555		33.28
Class R-4	5,418,095	162,167		33.41
Class R-5E	681,766	20,388		33.44
Class R-5	1,333,825	39,799		33.51
Class R-6	46,946,596	1,402,102		33.48

*	Amount less than one thousand.

See notes to financial statements.

42	American Balanced Fund

Financial statements (continued)

Statement of operations
for the year ended December 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $50,523; also includes $204,751 from affiliates)	$2,961,498
Interest	1,271,604
Securities lending income (net of fees)	1,315	$4,234,417
Fees and expenses*:
Investment advisory services	440,085
Distribution services	425,647
Transfer agent services	116,888
Administrative services	61,602
Reports to shareholders	3,055
Registration statement and prospectus	4,569
Trustees’ compensation	1,880
Auditing and legal	302
Custodian	2,349
Other	4,295
Total fees and expenses before waiver	1,060,672
Less waiver of fees and expenses:
Investment advisory services waiver	— †
Total fees and expenses after waiver		1,060,672
Net investment income		3,173,745

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	6,976,481
Affiliated issuers	13,029
Futures contracts	187,392
Swap contracts	(38,950)
In-kind redemptions	1,020,310
Currency transactions	(4,866)
Capital gain distributions received from affiliated issuers	103,815	8,257,211
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $13,162):
Unaffiliated issuers	18,037,847
Affiliated issuers	526,370
Futures contracts	(92,176)
Swap contracts	(15,488)
Currency translations	(126)	18,456,427
Net realized gain and unrealized appreciation		26,713,638
Net increase in net assets resulting from operations		$29,887,383

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Balanced Fund	43

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended December 31,
	2021	2020
Operations:
Net investment income	$3,173,745	$2,799,762
Net realized gain	8,257,211	5,574,591
Net unrealized appreciation	18,456,427	9,254,580
Net increase in net assets resulting from operations	29,887,383	17,628,933

Distributions paid to shareholders	(9,362,239)	(7,723,649)

Net capital share transactions	20,967,236	12,541,775

Total increase in net assets	41,492,380	22,447,059

Net assets:
Beginning of year	183,175,039	160,727,980
End of year	$224,667,419	$183,175,039

See notes to financial statements.

44	American Balanced Fund

Notes to financial statements

1. Organization

American Balanced Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

American Balanced Fund	45

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which

46	American Balanced Fund

such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2021 (dollars in thousands):

American Balanced Fund	47

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$33,831,227	$—	$—	$33,831,227
Health care	20,696,852	—	—	20,696,852
Financials	16,858,167	—	—	16,858,167
Communication services	14,389,362	—	—	14,389,362
Consumer discretionary	13,559,688	—	—	13,559,688
Consumer staples	11,422,700	—	—	11,422,700
Industrials	11,167,449	—	—	11,167,449
Energy	6,551,172	—	—	6,551,172
Materials	6,060,925	—	—	6,060,925
Real estate	5,728,107	—	—	5,728,107
Utilities	2,420,883	—	—	2,420,883
Preferred securities	113,357	6,008	—	119,365
Convertible stocks	462,417	—	—	462,417
Investment funds	11,633,296	—	—	11,633,296
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	27,198,018	—	27,198,018
Corporate bonds, notes & loans	—	14,275,938	—	14,275,938
Mortgage-backed obligations	—	11,951,795	—	11,951,795
Asset-backed obligations	—	4,849,119	—	4,849,119
Bonds & notes of governments & government agencies outside the U.S.	—	813,178	—	813,178
Municipals	—	761,894	—	761,894
Federal agency bonds & notes	—	373,025	—	373,025
Short-term securities	14,909,319	—	—	14,909,319
Total	$169,804,921	$60,228,975	$—	$230,033,896

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$102,786	$—	$—	$102,786
Unrealized appreciation on centrally cleared interest rate swaps	—	21,773	—	21,773
Liabilities:
Unrealized depreciation on futures contracts	(174,269)	—	—	(174,269)
Unrealized depreciation on centrally cleared interest rate swaps	—	(54,790)	—	(54,790)
Unrealized depreciation on credit default swaps	—	(3,886)	—	(3,886)
Total	$(71,483)	$(36,903)	$—	$(108,386)

*	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

48	American Balanced Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

American Balanced Fund	49

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2021, the total value of securities on loan was $540,902,000, and the total value of collateral received was $556,069,000. Collateral received includes cash of $399,233,000 and U.S. government securities of $156,836,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract

50	American Balanced Fund

is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $56,119,627,000.

Swap contracts — The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following types of swap agreements:

Interest rate swaps — The fund has entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The average month-end notional amount of interest rate swaps while held was $2,881,172,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection

American Balanced Fund	51

seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $2,152,296,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$102,786	Unrealized depreciation*	$174,269
Swap (centrally cleared)	Interest	Unrealized appreciation*	21,773	Unrealized depreciation*	54,790
Swap (centrally cleared)	Credit	Unrealized appreciation*	—	Unrealized depreciation*	3,886
			$124,559		$232,945

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$187,392	Net unrealized depreciation on futures	$(92,176)
				contracts
Swap	Interest	Net realized gain on swap contracts	13,930	Net unrealized depreciation on swap	(40,987)
				contracts
Swap	Credit	Net realized loss on swap contracts	(52,880)	Net unrealized appreciation on swap	25,499
				contracts
			$148,442		$(107,664)

*	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, interest rate swaps, credit default swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, centrally cleared interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

52	American Balanced Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2021, the fund recognized $9,130,000 in reclaims (net of the effect of realized gain or loss from currency translations) and $2,795,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2021, the fund reclassified $1,080,932,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,194,799
Undistributed long-term capital gains	1,193,538
Gross unrealized appreciation on investments	66,999,755
Gross unrealized depreciation on investments	(1,541,836)
Net unrealized appreciation on investments	65,457,919
Cost of investments	164,567,142

American Balanced Fund	53

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2021						Year ended December 31, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,204,975		$3,173,847		$4,378,822		$1,139,675		$2,552,918		$3,692,593
Class C	53,473		347,645		401,118		69,703		305,356		375,059
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	58,438		154,429		212,867		72,296		160,538		232,834
Class F-2	332,670		769,370		1,102,040		284,619		571,555		856,174
Class F-3	144,892		314,375		459,267		111,836		216,207		328,043
Class 529-A	66,644		179,581		246,225		64,172		149,430		213,602
Class 529-C	1,672		11,975		13,647		3,582		13,509		17,091
Class 529-E	1,945		6,386		8,331		2,150		5,749		7,899
Class 529-T	—	*	1		1		—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	3,657		1,427		5,084
Class 529-F-2†	5,576		13,096		18,672		1,239		8,250		9,489
Class 529-F-3†	14		30		44		4		23		27
Class R-1	816		5,487		6,303		945		4,535		5,480
Class R-2	5,993		40,414		46,407		7,835		35,499		43,334
Class R-2E	1,093		4,731		5,824		1,223		3,990		5,213
Class R-3	26,323		91,137		117,460		31,175		86,391		117,566
Class R-4	66,339		166,328		232,667		88,584		196,518		285,102
Class R-5E	9,263		21,602		30,865		8,090		16,101		24,191
Class R-5	22,683		45,964		68,647		26,069		48,037		74,106
Class R-6	624,740		1,388,292		2,013,032		499,952		930,810		1,430,762
Total	$2,627,549		$6,734,690		$9,362,239		$2,416,806		$5,306,843		$7,723,649

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.202% on such assets in excess of $144 billion. On December 9, 2020, the fund’s board of trustees approved an amended investment advisory and service agreement effective February 1, 2021, decreasing the annual rate to 0.200% on daily net assets in excess of $186 billion. CRMC waived investment advisory services fees of less than $1,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. The investment advisory services fees were $440,085,000, which were equivalent to an annualized rate of 0.214% of average daily net assets. On December 6, 2021, the fund’s board of trustees approved an amended investment advisory service agreement effective February 1, 2022, decreasing the annual rate to 0.199% on daily net assets in excess of $233 billion.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into

54	American Balanced Fund

agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2021, unreimbursed expenses subject to reimbursement totaled $31,676,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2022, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

American Balanced Fund	55

For the year ended December 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$243,834	$58,831		$29,260		Not applicable
Class C	108,968	6,568		3,269		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	12,723	6,098		1,527		Not applicable
Class F-2	Not applicable	24,539		6,895		Not applicable
Class F-3	Not applicable	117		2,787		Not applicable
Class 529-A	13,263	3,053		1,676		$3,313
Class 529-C	3,954	222		120		237
Class 529-E	1,011	57		61		121
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	210		116		229
Class 529-F-3	Not applicable	—	*	—	*	1
Class R-1	1,673	125		51		Not applicable
Class R-2	9,518	4,189		381		Not applicable
Class R-2E	871	289		44		Not applicable
Class R-3	14,751	4,330		885		Not applicable
Class R-4	15,081	6,136		1,810		Not applicable
Class R-5E	Not applicable	970		198		Not applicable
Class R-5	Not applicable	773		467		Not applicable
Class R-6	Not applicable	381		12,055		Not applicable
Total class-specific expenses	$425,647	$116,888		$61,602		$3,901

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,880,000 in the fund’s statement of operations reflects $1,108,000 in current fees (either paid in cash or deferred) and a net increase of $772,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $2,222,362,000 and $1,382,309,000, respectively, which generated $223,828,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2021.

56	American Balanced Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]				Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount		Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2021

Class A	$13,336,111		413,108		$4,324,949	132,460		$(9,734,844)	(301,387)	$7,926,216	244,181
Class C	1,937,165		60,473		398,332	12,275		(2,293,519)	(71,532)	41,978	1,216
Class T	—		—		—	—		—	—	—	—
Class F-1	539,558		16,796		211,176	6,476		(1,706,162)	(53,566)	(955,428)	(30,294)
Class F-2	6,348,295		196,693		1,066,509	32,695		(3,727,975)	(115,774)	3,686,829	113,614
Class F-3	2,977,343		92,647		455,479	13,960		(1,350,313)	(41,739)	2,082,509	64,868
Class 529-A	777,468		24,114		246,161	7,554		(823,247)	(25,482)	200,382	6,186
Class 529-C	90,482		2,806		13,641	418		(161,575)	(4,997)	(57,452)	(1,773)
Class 529-E	26,122		810		8,327	256		(43,191)	(1,336)	(8,742)	(270)
Class 529-T	—		—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	—		—		1	—	[2]	—	—	1	— [2]
Class 529-F-2	115,130		3,543		18,666	572		(63,628)	(1,965)	70,168	2,150
Class 529-F-3	—	[2]	—	[2]	44	1		(70)	(2)	(26)	(1)
Class R-1	28,996		908		6,286	194		(29,716)	(934)	5,566	168
Class R-2	262,250		8,206		46,378	1,429		(310,562)	(9,735)	(1,934)	(100)
Class R-2E	36,328		1,135		5,825	179		(36,732)	(1,153)	5,421	161
Class R-3	481,979		15,088		117,329	3,613		(865,711)	(27,039)	(266,403)	(8,338)
Class R-4	786,390		24,582		232,631	7,146		(2,958,394)	(90,738)	(1,939,373)	(59,010)
Class R-5E	173,861		5,401		30,863	946		(171,746)	(5,267)	32,978	1,080
Class R-5	234,427		7,290		68,433	2,095		(756,604)	(23,257)	(453,744)	(13,872)
Class R-6	12,572,100		388,500		2,011,851	61,589		(3,985,662)	(123,451)	10,598,289	326,638
Total net increase (decrease)	$40,724,005		1,262,100		$9,262,882	283,858		$(29,019,651)	(899,354)	$20,967,236	646,604

See end of table for footnotes.

American Balanced Fund	57

	Sales[1]		Reinvestments of distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$12,366,555	438,587	$3,648,666	126,492		$(10,274,097)	(369,517)	$5,741,124	195,562
Class C	1,841,285	65,664	371,557	12,876		(2,870,051)	(103,085)	(657,209)	(24,545)
Class T	—	—	—	—		—	—	—	—
Class F-1	859,889	30,729	228,389	7,940		(1,400,361)	(50,431)	(312,083)	(11,762)
Class F-2	6,171,368	219,357	826,409	28,690		(4,211,995)	(152,082)	2,785,782	95,965
Class F-3	2,417,075	85,509	325,022	11,281		(1,158,483)	(41,731)	1,583,614	55,059
Class 529-A	993,136	35,054	213,514	7,408		(774,466)	(27,365)	432,184	15,097
Class 529-C	106,381	3,777	17,080	595		(493,398)	(17,476)	(369,937)	(13,104)
Class 529-E	28,959	1,026	7,892	273		(38,709)	(1,371)	(1,858)	(72)
Class 529-T	—	—	1	—	[2]	—	—	1	— [2]
Class 529-F-1	58,916	2,097	5,081	189		(348,748)	(12,364)	(284,751)	(10,078)
Class 529-F-2[3]	319,020	11,219	9,487	318		(12,826)	(426)	315,681	11,111
Class 529-F-3[3]	916	30	27	1		(11)	—2	932	31
Class R-1	55,517	1,972	5,470	189		(39,069)	(1,401)	21,918	760
Class R-2	259,224	9,263	43,269	1,497		(383,176)	(13,807)	(80,683)	(3,047)
Class R-2E	41,100	1,467	5,213	181		(36,661)	(1,316)	9,652	332
Class R-3	574,497	20,480	117,412	4,086		(955,160)	(34,253)	(263,251)	(9,687)
Class R-4	973,358	34,320	285,048	9,913		(1,346,254)	(47,990)	(87,848)	(3,757)
Class R-5E	177,086	6,215	24,190	841		(109,827)	(3,910)	91,449	3,146
Class R-5	305,820	10,792	73,915	2,571		(490,035)	(17,391)	(110,300)	(4,028)
Class R-6	6,222,715	218,981	1,429,923	49,691		(3,925,280)	(139,953)	3,727,358	128,719
Total net increase (decrease)	$33,772,817	1,196,539	$7,637,565	265,032		$(28,868,607)	(1,035,869)	$12,541,775	425,702

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $265,955,969,000 and $260,640,897,000, respectively, during the year ended December 31, 2021.

58	American Balanced Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
12/31/2021	$30.20	$.49	$4.22	$4.71	$(.40)	$(1.04)	$(1.44)	$33.47	15.77%	$105,787		.56%		1.50%
12/31/2020	28.50	.48	2.53	3.01	(.40)	(.91)	(1.31)	30.20	10.85	88,070		.58		1.68
12/31/2019	24.90	.54	4.21	4.75	(.55)	(.60)	(1.15)	28.50	19.20	77,537		.58		1.98
12/31/2018	27.15	.53	(1.24)	(.71)	(.52)	(1.02)	(1.54)	24.90	(2.71)	62,648		.57		1.94
12/31/2017	24.81	.48	3.33	3.81	(.49)	(.98)	(1.47)	27.15	15.47	63,563		.57		1.80
Class C:
12/31/2021	29.99	.24	4.19	4.43	(.16)	(1.04)	(1.20)	33.22	14.88	11,401		1.31		.75
12/31/2020	28.30	.27	2.52	2.79	(.19)	(.91)	(1.10)	29.99	10.05	10,254		1.32		.95
12/31/2019	24.74	.33	4.17	4.50	(.34)	(.60)	(.94)	28.30	18.27	10,372		1.34		1.22
12/31/2018	26.98	.31	(1.22)	(.91)	(.31)	(1.02)	(1.33)	24.74	(3.45)	8,611		1.36		1.15
12/31/2017	24.66	.26	3.32	3.58	(.28)	(.98)	(1.26)	26.98	14.58	8,816		1.37		1.01
Class T:
12/31/2021	30.20	.56	4.24	4.80	(.48)	(1.04)	(1.52)	33.48	16.08 [4]	—	[5]	.32	[4]	1.74	[4]
12/31/2020	28.50	.55	2.53	3.08	(.47)	(.91)	(1.38)	30.20	11.15 [4]	—	[5]	.33	[4]	1.94	[4]
12/31/2019	24.90	.60	4.21	4.81	(.61)	(.60)	(1.21)	28.50	19.48 [4]	—	[5]	.33	[4]	2.22	[4]
12/31/2018	27.15	.59	(1.24)	(.65)	(.58)	(1.02)	(1.60)	24.90	(2.49)[4]	—	[5]	.35	[4]	2.16	[4]
12/31/2017[6,7]	25.77	.41	2.38	2.79	(.43)	(.98)	(1.41)	27.15	10.91 [4,8]	—	[5]	.36	[4,9]	2.08	[4,9]
Class F-1:
12/31/2021	30.17	.46	4.23	4.69	(.38)	(1.04)	(1.42)	33.44	15.71	5,048		.62		1.43
12/31/2020	28.47	.47	2.53	3.00	(.39)	(.91)	(1.30)	30.17	10.82	5,468		.62		1.65
12/31/2019	24.88	.52	4.20	4.72	(.53)	(.60)	(1.13)	28.47	19.10	5,496		.64		1.92
12/31/2018	27.13	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.88	(2.78)	4,599		.64		1.86
12/31/2017	24.79	.45	3.33	3.78	(.46)	(.98)	(1.44)	27.13	15.40	4,957		.65		1.72
Class F-2:
12/31/2021	30.17	.55	4.23	4.78	(.47)	(1.04)	(1.51)	33.44	16.01	25,875		.36		1.71
12/31/2020	28.48	.54	2.52	3.06	(.46)	(.91)	(1.37)	30.17	11.07	19,917		.36		1.89
12/31/2019	24.88	.59	4.21	4.80	(.60)	(.60)	(1.20)	28.48	19.45	16,065		.38		2.18
12/31/2018	27.13	.58	(1.24)	(.66)	(.57)	(1.02)	(1.59)	24.88	(2.52)	11,332		.38		2.14
12/31/2017	24.79	.53	3.32	3.85	(.53)	(.98)	(1.51)	27.13	15.69	8,714		.39		1.99
Class F-3:
12/31/2021	30.18	.59	4.22	4.81	(.50)	(1.04)	(1.54)	33.45	16.13	10,596		.25		1.82
12/31/2020	28.49	.57	2.52	3.09	(.49)	(.91)	(1.40)	30.18	11.19	7,602		.26		1.99
12/31/2019	24.89	.62	4.21	4.83	(.63)	(.60)	(1.23)	28.49	19.56	5,606		.27		2.29
12/31/2018	27.14	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.89	(2.43)	3,401		.29		2.24
12/31/2017[6,10]	25.38	.53	2.77	3.30	(.56)	(.98)	(1.54)	27.14	13.17 [8]	2,361		.29	[9]	2.11	[9]
Class 529-A:
12/31/2021	30.14	.47	4.22	4.69	(.39)	(1.04)	(1.43)	33.40	15.72	5,929		.60		1.46
12/31/2020	28.45	.46	2.53	2.99	(.39)	(.91)	(1.30)	30.14	10.79	5,163		.62		1.64
12/31/2019	24.86	.52	4.20	4.72	(.53)	(.60)	(1.13)	28.45	19.11	4,444		.64		1.92
12/31/2018	27.11	.50	(1.23)	(.73)	(.50)	(1.02)	(1.52)	24.86	(2.78)	3,733		.65		1.86
12/31/2017	24.77	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.11	15.42	3,857		.65		1.73

See end of table for footnotes.

American Balanced Fund	59

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
12/31/2021	$30.17	$.23	$4.22	$4.45	$(.14)	$(1.04)	$(1.18)	$33.44	14.86%		$390		1.35%		.70%
12/31/2020	28.46	.27	2.52	2.79	(.17)	(.91)	(1.08)	30.17	9.98		405		1.36		.97
12/31/2019	24.86	.32	4.20	4.52	(.32)	(.60)	(.92)	28.46	18.27		755		1.38		1.17
12/31/2018	27.11	.30	(1.24)	(.94)	(.29)	(1.02)	(1.31)	24.86	(3.53)		723		1.40		1.10
12/31/2017	24.75	.25	3.33	3.58	(.24)	(.98)	(1.22)	27.11	14.55		822		1.42		.96
Class 529-E:
12/31/2021	30.13	.39	4.22	4.61	(.31)	(1.04)	(1.35)	33.39	15.46		207		.83		1.22
12/31/2020	28.43	.40	2.53	2.93	(.32)	(.91)	(1.23)	30.13	10.58		195		.84		1.42
12/31/2019	24.84	.46	4.20	4.66	(.47)	(.60)	(1.07)	28.43	18.86		186		.86		1.69
12/31/2018	27.09	.44	(1.23)	(.79)	(.44)	(1.02)	(1.46)	24.84	(3.02)		165		.88		1.63
12/31/2017	24.76	.39	3.32	3.71	(.40)	(.98)	(1.38)	27.09	15.11		175		.89		1.49
Class 529-T:
12/31/2021	30.20	.55	4.22	4.77	(.46)	(1.04)	(1.50)	33.47	15.97	[4]	—	[5]	.38	[4]	1.69	[4]
12/31/2020	28.50	.54	2.53	3.07	(.46)	(.91)	(1.37)	30.20	11.10	[4]	—	[5]	.37	[4]	1.89	[4]
12/31/2019	24.90	.59	4.20	4.79	(.59)	(.60)	(1.19)	28.50	19.41	[4]	—	[5]	.39	[4]	2.16	[4]
12/31/2018	27.15	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.90	(2.55)[4]		—	[5]	.41	[4]	2.09	[4]
12/31/2017[6,7]	25.77	.40	2.38	2.78	(.42)	(.98)	(1.40)	27.15	10.88	[4,8]	—	[5]	.41	[4,9]	2.03	[4,9]
Class 529-F-1:
12/31/2021	30.11	.53	4.21	4.74	(.44)	(1.04)	(1.48)	33.37	15.93	[4]	—	[5]	.43	[4]	1.63	[4]
12/31/2020	28.42	.52	2.53	3.05	(.45)	(.91)	(1.36)	30.11	11.07	[4]	—	[5]	.38	[4]	1.88	[4]
12/31/2019	24.84	.59	4.18	4.77	(.59)	(.60)	(1.19)	28.42	19.38		286		.40		2.16
12/31/2018	27.09	.57	(1.23)	(.66)	(.57)	(1.02)	(1.59)	24.84	(2.56)		201		.41		2.10
12/31/2017	24.75	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.09	15.68		178		.42		1.95
Class 529-F-2:
12/31/2021	30.20	.55	4.22	4.77	(.46)	(1.04)	(1.50)	33.47	15.99		444		.36		1.70
12/31/2020[6,11]	28.35	.09	2.65	2.74	(.12)	(.77)	(.89)	30.20	9.67	[8]	336		.06	[8]	.32	[8]
Class 529-F-3:
12/31/2021	30.19	.57	4.22	4.79	(.48)	(1.04)	(1.52)	33.46	16.06		1		.31		1.75
12/31/2020[6,11]	28.35	.10	2.63	2.73	(.12)	(.77)	(.89)	30.19	9.66	[8]	1		.05	[8]	.35	[8]
Class R-1:
12/31/2021	29.96	.24	4.19	4.43	(.16)	(1.04)	(1.20)	33.19	14.89		179		1.32		.74
12/31/2020	28.28	.26	2.52	2.78	(.19)	(.91)	(1.10)	29.96	10.03		157		1.33		.93
12/31/2019	24.72	.32	4.17	4.49	(.33)	(.60)	(.93)	28.28	18.26		126		1.36		1.20
12/31/2018	26.97	.30	(1.23)	(.93)	(.30)	(1.02)	(1.32)	24.72	(3.48)		110		1.37		1.13
12/31/2017	24.64	.26	3.32	3.58	(.27)	(.98)	(1.25)	26.97	14.56		134		1.37		.99

See end of table for footnotes.

60	American Balanced Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Class R-2:
12/31/2021	$29.99	$.23	$4.19	$4.42	$(.15)	$(1.04)	$(1.19)	$33.22	14.86%	$1,327	1.33%	.73%
12/31/2020	28.30	.26	2.53	2.79	(.19)	(.91)	(1.10)	29.99	10.03	1,201	1.34	.93
12/31/2019	24.73	.32	4.18	4.50	(.33)	(.60)	(.93)	28.30	18.25	1,220	1.36	1.20
12/31/2018	26.98	.31	(1.24)	(.93)	(.30)	(1.02)	(1.32)	24.73	(3.46)	1,111	1.37	1.13
12/31/2017	24.66	.26	3.31	3.57	(.27)	(.98)	(1.25)	26.98	14.58	1,255	1.37	1.00
Class R-2E:
12/31/2021	30.06	.33	4.20	4.53	(.24)	(1.04)	(1.28)	33.31	15.21	156	1.05	1.01
12/31/2020	28.37	.34	2.53	2.87	(.27)	(.91)	(1.18)	30.06	10.34	136	1.05	1.21
12/31/2019	24.80	.40	4.19	4.59	(.42)	(.60)	(1.02)	28.37	18.60	119	1.07	1.49
12/31/2018	27.05	.39	(1.23)	(.84)	(.39)	(1.02)	(1.41)	24.80	(3.20)	75	1.08	1.44
12/31/2017	24.74	.35	3.31	3.66	(.37)	(.98)	(1.35)	27.05	14.89	57	1.08	1.32
Class R-3:
12/31/2021	30.03	.37	4.21	4.58	(.29)	(1.04)	(1.33)	33.28	15.36	2,947	.90	1.16
12/31/2020	28.34	.38	2.53	2.91	(.31)	(.91)	(1.22)	30.03	10.51	2,910	.90	1.36
12/31/2019	24.77	.44	4.18	4.62	(.45)	(.60)	(1.05)	28.34	18.77	3,021	.92	1.64
12/31/2018	27.01	.43	(1.23)	(.80)	(.42)	(1.02)	(1.44)	24.77	(3.04)	2,992	.93	1.57
12/31/2017	24.69	.38	3.31	3.69	(.39)	(.98)	(1.37)	27.01	15.05	3,460	.93	1.44
Class R-4:
12/31/2021	30.14	.46	4.23	4.69	(.38)	(1.04)	(1.42)	33.41	15.72	5,418	.60	1.43
12/31/2020	28.44	.47	2.53	3.00	(.39)	(.91)	(1.30)	30.14	10.85	6,666	.60	1.66
12/31/2019	24.85	.53	4.19	4.72	(.53)	(.60)	(1.13)	28.44	19.15	6,398	.62	1.94
12/31/2018	27.10	.51	(1.24)	(.73)	(.50)	(1.02)	(1.52)	24.85	(2.77)	5,667	.63	1.87
12/31/2017	24.76	.46	3.33	3.79	(.47)	(.98)	(1.45)	27.10	15.44	6,353	.63	1.74
Class R-5E:
12/31/2021	30.17	.54	4.22	4.76	(.45)	(1.04)	(1.49)	33.44	15.97	682	.40	1.67
12/31/2020	28.47	.53	2.53	3.06	(.45)	(.91)	(1.36)	30.17	11.08	583	.40	1.86
12/31/2019	24.88	.58	4.20	4.78	(.59)	(.60)	(1.19)	28.47	19.36	460	.42	2.13
12/31/2018	27.12	.60	(1.27)	(.67)	(.55)	(1.02)	(1.57)	24.88	(2.58)	168	.40	2.19
12/31/2017	24.78	.52	3.33	3.85	(.53)	(.98)	(1.51)	27.12	15.70	32	.41	1.93
Class R-5:
12/31/2021	30.23	.57	4.23	4.80	(.48)	(1.04)	(1.52)	33.51	16.08	1,334	.30	1.75
12/31/2020	28.53	.56	2.53	3.09	(.48)	(.91)	(1.39)	30.23	11.15	1,623	.30	1.96
12/31/2019	24.93	.61	4.20	4.81	(.61)	(.60)	(1.21)	28.53	19.48	1,646	.32	2.24
12/31/2018	27.18	.59	(1.23)	(.64)	(.59)	(1.02)	(1.61)	24.93	(2.47)	1,809	.33	2.17
12/31/2017	24.83	.54	3.34	3.88	(.55)	(.98)	(1.53)	27.18	15.78	2,090	.33	2.04
Class R-6:
12/31/2021	30.21	.59	4.22	4.81	(.50)	(1.04)	(1.54)	33.48	16.12	46,946	.25	1.82
12/31/2020	28.51	.57	2.53	3.10	(.49)	(.91)	(1.40)	30.21	11.22	32,488	.26	2.00
12/31/2019	24.91	.62	4.21	4.83	(.63)	(.60)	(1.23)	28.51	19.55	26,991	.27	2.29
12/31/2018	27.16	.61	(1.24)	(.63)	(.60)	(1.02)	(1.62)	24.91	(2.42)	19,971	.28	2.23
12/31/2017	24.81	.56	3.33	3.89	(.56)	(.98)	(1.54)	27.16	15.84	18,238	.28	2.10

See end of table for footnotes.

American Balanced Fund	61

Financial highlights (continued)

	Year ended December 31,
Portfolio turnover rate for all share classes[12,13]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	53%[14]	65%	67%	72%	58%
Including mortgage dollar roll transactions	158%[14]	176%	104%	105%	95%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.
[14]	Includes the value of securities sold due to redemptions of shares in-kind. If the value of securities sold due to in-kind redemptions were excluded, the portfolio turnover rates excluding and including mortgage dollar roll transactions would have been 46% and 152%, respectively, for the year ended December 31, 2021.

See notes to financial statements.

62	American Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Balanced Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Balanced Fund (the “Fund”), including the investment portfolio, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 8, 2022

We have served as the auditor of one or more American Funds investment companies since 1956.

American Balanced Fund	63

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2021, through December 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

64	American Balanced Fund

Expense example (continued)

	Beginning account value 7/1/2021	Ending account value 12/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,058.35	$2.85	.55%
Class A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class C – actual return	1,000.00	1,054.47	6.73	1.30
Class C – assumed 5% return	1,000.00	1,018.65	6.61	1.30
Class T – actual return	1,000.00	1,059.91	1.66	.32
Class T – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class F-1 – actual return	1,000.00	1,058.08	3.22	.62
Class F-1 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class F-2 – actual return	1,000.00	1,059.48	1.87	.36
Class F-2 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class F-3 – actual return	1,000.00	1,060.03	1.30	.25
Class F-3 – assumed 5% return	1,000.00	1,023.95	1.28	.25
Class 529-A – actual return	1,000.00	1,058.25	3.11	.60
Class 529-A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 529-C – actual return	1,000.00	1,054.03	6.99	1.35
Class 529-C – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class 529-E – actual return	1,000.00	1,056.99	4.30	.83
Class 529-E – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 529-T – actual return	1,000.00	1,059.26	1.97	.38
Class 529-T – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-1 – actual return	1,000.00	1,059.13	2.23	.43
Class 529-F-1 – assumed 5% return	1,000.00	1,023.04	2.19	.43
Class 529-F-2 – actual return	1,000.00	1,059.39	1.87	.36
Class 529-F-2 – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class 529-F-3 – actual return	1,000.00	1,059.64	1.61	.31
Class 529-F-3 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-1 – actual return	1,000.00	1,054.18	6.78	1.31
Class R-1 – assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class R-2 – actual return	1,000.00	1,054.44	6.84	1.32
Class R-2 – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-2E – actual return	1,000.00	1,055.79	5.39	1.04
Class R-2E – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class R-3 – actual return	1,000.00	1,056.59	4.61	.89
Class R-3 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-4 – actual return	1,000.00	1,058.26	3.11	.60
Class R-4 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class R-5E – actual return	1,000.00	1,059.28	2.02	.39
Class R-5E – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class R-5 – actual return	1,000.00	1,059.65	1.56	.30
Class R-5 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class R-6 – actual return	1,000.00	1,059.94	1.30	.25
Class R-6 – assumed 5% return	1,000.00	1,023.95	1.28	.25

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Balanced Fund	65

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

Long-term capital gains	$7,057,465,000
Qualified dividend income	$2,026,526,000
Section 199A dividends	$92,938,000
Section 163(j) interest dividends	$630,349,000
Corporate dividends received deduction	$1,997,126,000
U.S. government income that may be exempt from state taxation	$328,478,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

66	American Balanced Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through January 31, 2023. The agreement was amended to add additional advisory fee breakpoints for when the fund’s net assets exceed $233 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC, information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process and its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included) and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through June 30, 2021. They generally placed greater emphasis on performance over longer periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase and noted the proposed additional breakpoint at $233 billion in assets. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

American Balanced Fund	67

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

68	American Balanced Fund

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2020, through September 30, 2021. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

American Balanced Fund	69

Board of trustees and other officers

Independent trustees[1]

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Michael C. Camuñez, 1969	2019	President and CEO, Monarch Global Strategies LLC, previously ManattJones Global Strategies (international consulting); former Assistant Secretary of Commerce, U.S. Department of Commerce	4	Edison International/ Southern California Edison
Vanessa C.L. Chang, 1952	2012	Former Director, EL & EL Investments (real estate)	22	Edison International/ Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Linda Griego, 1947	2012	Former President and CEO, Griego Enterprises, Inc. (business management company)	7	ViacomCBS Inc.
Leonade D. Jones, 1947	1993	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William D. Jones, 1955	2008	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	23	Biogen Inc.; Sempra Energy
Sharon I. Meers, 1965	2021	Co-Founder, Plenish Health (a women’s telehealth company); former Senior Director, Head of Strategic Partnerships, eBay Enterprise	7	None
James J. Postl, 1946 Chair of the Board (Independent and Non-Executive)	2007	Retired; former President and CEO, Pennzoil-Quaker State Company (automotive products and services) (retired 2002)	4	None
Josette Sheeran, 1954	2019	President and Director, Canoo Inc.; Executive Chair, The McCain Institute; Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	7	None
Margaret Spellings, 1957	2012	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Presidential Center	91	None
Isaac Stein, 1946	2004	Private investor; former President, Waverley Associates (private investment fund); Chairman Emeritus of the Board of Trustees, Stanford University	4	None

Interested trustee[5,6]

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Hilda L. Applbaum, 1961 Senior Vice President and Trustee	1999	Partner — Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	4	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 71 for footnotes.

70	American Balanced Fund

Other officers[6]

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul Benjamin, 1979 Co-President	2014	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Jeffrey T. Lager, 1968 Co-President	2002	Partner — Capital International Investors, Capital Research and Management Company
Donald H. Rolfe, 1972 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2014	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Pramod Atluri, 1976 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company;
Vice President — Capital Fixed Income Investors, Capital Bank and Trust Company[7];
		Director, Capital Research and Management Company
Alan N. Berro, 1960 Senior Vice President	2010	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]
Mark L. Casey, 1970 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Anne-Marie Peterson, 1972 Senior Vice President	2020	Partner — Capital World Investors, Capital Research and Management Company
John R. Queen, 1965 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President, Capital Group Private Client Services, Inc.[7]
Ritchie Tuazon, 1978 Senior Vice President	2020	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Alan J. Wilson, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Richmond Wolf, 1970 Senior Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2018	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Lovelyn Sims, 1989 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

American Balanced Fund	71

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72	American Balanced Fund

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American Balanced Fund	73

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74	American Balanced Fund

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American Balanced Fund	75

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

76	American Balanced Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Balanced Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Balanced Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2022, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.
A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Vanessa C. L. Chang, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

AMBAL

Registrant:

a) Audit Fees:
Audit	2020	230,000
	2021	118,000

b) Audit-Related Fees:
	2020	30,000
	2021	31,000

c) Tax Fees:
	2020	13,000
	2021	13,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	1,477,000
	2021	1,427,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	40,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	None
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $1,560,000 for fiscal year 2020 and $1,472,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN BALANCED FUND

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: February 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: February 28, 2022

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 28, 2022